   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 13, 2002



                                       SECURITIES ACT REGISTRATION NO. 333-97603
                                   INVESTMENT COMPANY REGISTRATION NO. 811-21125

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2
                             REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933:

                       PRE-EFFECTIVE AMENDMENT NO. 1 [X]

                       POST-EFFECTIVE AMENDMENT NO. [  ]
                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940:
                                AMENDMENT NO. 3:
                            ------------------------

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
        (Exact Name of Registrant as Specified In Declaration of Trust)

                              100 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809
                    (Address of Principal Executive Offices)
                                 (888) 825-2257
              (Registrant's Telephone Number, including Area Code)


                          ROBERT S. KAPITO, PRESIDENT
                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                              40 EAST 52ND STREET
                            NEW YORK, NEW YORK 10022
                    (Name and Address of Agent for Service)

                            ------------------------


                                   COPIES TO:



          MICHAEL K. HOFFMAN, ESQ.                     LEONARD B. MACKEY, JR., ESQ.
  Skadden, Arps, Slate, Meagher & Flom LLP                Clifford Chance US LLP
              Four Times Square                               200 Park Avenue
          New York, New York 10036                       New York, New York 10166


                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                            ------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                            PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                         AMOUNT BEING      OFFERING PRICE PER   AGGREGATE OFFERING        AMOUNT OF
TITLE OF SECURITIES BEING REGISTERED      REGISTERED              UNIT                 PRICE          REGISTRATION FEE
AMPS, $.001 par value                        2,878               $25,000            $71,950,000           $6,619(1)



(1) In connection with the most recent Registration Statement relating to the common shares, registration fees of approximately $92 were paid with respect to the $1,000,000 of securities being carried forward herewith.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8 OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8 MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II

                             CROSS REFERENCE SHEET

                               PART A--PROSPECTUS

ITEMS IN PART A OF FORM N-2                                  LOCATION IN PROSPECTUS
---------------------------                         ----------------------------------------
Item 1.   Outside Front Cover.....................  Cover page
Item 2.   Cover Pages; Other Offering
            Information...........................  Cover page
Item 3.   Fee Table and Synopsis..................  Prospectus Summary
Item 4.   Financial Highlights....................  Financial Highlights (unaudited)
Item 5.   Plan of Distribution....................  Cover Page; Prospectus Summary;
                                                      Underwriting
Item 6.   Selling Shareholders....................  Not Applicable
Item 7.   Use of Proceeds.........................  Use of Proceeds; The Trust's Investments
Item 8.   General Description of the Registrant...  The Trust; The Trust's Investments;
                                                    Risks; Description of Preferred Shares;
                                                      Certain Provisions in the Agreement
                                                      and Declaration of Trust
Item 9.   Management..............................  Management of the Trust; Custodian,
                                                      Transfer Agent and Auction Agent
Item 10.  Capital Stock, Long-Term Debt, and Other
            Securities............................  Description of Preferred Shares;
                                                    Description of Common Shares; Certain
                                                      Provisions in the Agreement and
                                                      Declaration of Trust; Tax Matters
Item 11.  Defaults and Arrears on Senior
            Securities............................  Not Applicable
Item 12.  Legal Proceedings.......................  Legal Opinions
Item 13.  Table of Contents of the Statement of
            Additional Information................  Table of Contents for the Statement of
                                                      Additional Information

                        PART B--STATEMENT OF ADDITIONAL INFORMATION
Item 14.  Cover Page..............................  Cover Page
Item 15.  Table of Contents.......................  Cover Page
Item 16.  General Information and History.........  Not Applicable
Item 17.  Investment Objective and Policies.......  Investment Objective and Policies;
                                                      Investment Policies and Techniques;
                                                      other Investment Policies and
                                                      Techniques; Portfolio Transactions
Item 18.  Management..............................  Management of the Trust; Portfolio
                                                      Transactions and Brokerage
Item 19.  Control Persons and Principal Holders of
            Securities............................  Management of the Trust
Item 20.  Investment Advisory and Other
            Services..............................  Management of the Trust; Experts
Item 21.  Brokerage Allocation and Other
            Practices.............................  Portfolio Transactions and Brokerage
Item 22.  Tax Status..............................  Tax Matters
Item 23.  Financial Statements....................  Report of Independent Auditors;
                                                    Financial Highlights (unaudited)

                           PART C--OTHER INFORMATION

    Items 24-33 have been answered in Part C of this Registration Statement

                             SUBJECT TO COMPLETION,


                PRELIMINARY PROSPECTUS DATED SEPTEMBER 13, 2002



THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


PROSPECTUS                                                                  [BLACKROCK LOGO]


                                  $71,950,000

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II

         AUCTION MARKET PREFERRED SHARES ("AMPS")-REGISTERED TRADEMARK-
                            1,439 SHARES, SERIES T7
                            1,439 SHARES, SERIES R7


                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                                  -----------

    INVESTMENT OBJECTIVE. BlackRock California Municipal Income Trust II (the "Trust") is a recently organized, non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income exempt from regular Federal income tax and California income tax.

    PORTFOLIO CONTENTS. The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and California income tax. The Trust will invest in municipal bonds that, in the opinion of the Trust's investment advisor and sub-advisor, are underrated or undervalued. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The Trust will invest at least 80% of its Managed Assets (as defined herein) in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investors
Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch")) or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and/or sub-advisor. The Trust may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and/or sub-advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more under current market conditions. The Trust cannot ensure that it will achieve its investment objective.
                               ------------------


    INVESTING IN THE AMPS INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 17. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.

                                ----------------


                                                                    PER SHARE            TOTAL
                                                                    ---------         -----------
      Public Offering Price.......................................   $25,000          $
      Sales Load..................................................   $                $
      Estimated Offering Expenses.................................   $                $
      Proceeds, after expenses, to the Trust(1)...................   $                $



(1) The Trust, its investment advisor, BlackRock Advisors, Inc., and its investment sub-advisor, BlackRock Financial Management, Inc., have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.



    Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


    The Underwriters are offering the AMPS subject to various conditions. The Underwriters expect to deliver the AMPS to purchasers, in book-entry form,
through the facilities of The Depository Trust Company on or about            ,
2002.


--------------------------------------------------------------------------------------------
MERRILL LYNCH & CO.                                                              UBS WARBURG
--------------------------------------------------------------------------------------------
PRUDENTIAL SECURITIES                                                   SALOMON SMITH BARNEY
--------------------------------------------------------------------------------------------



               The date of this prospectus is             , 2002.



"AMPS" is a registered service mark of Merrill Lynch & Co., Inc.

    You should read the prospectus, which contains important information about the Trust, before deciding whether to invest in the AMPS and retain it for future reference. A Statement of Additional Information, dated September 13, 2002, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 44 of this prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).


    The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


    The Trust is offering 1,439 shares of Series T7 Auction Market Preferred Shares and 1,439 shares of Series R7 Auction Market Preferred Shares. The shares are referred to in this prospectus as "AMPS." The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Trust's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the AMPS be offered with a rating of "Aaa" from Moody's and "AAA" from S&P.



    The dividend rate for the initial dividend rate period will be      for
Series T7 and      for Series R7. The initial rate period is from the date of
issuance through            , 2002 for Series T7 and            , 2002 for
Series R7. For subsequent rate periods, AMPS pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell AMPS based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.


    The AMPS are redeemable, in whole or in part, at the option of the Trust on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to date of the redemption, plus a premium in certain circumstances.

    AMPS ARE NOT LISTED ON AN EXCHANGE. YOU MAY ONLY BUY OR SELL AMPS THROUGH AN ORDER PLACED AT AN AUCTION WITH OR THROUGH A BROKER-DEALER THAT HAS ENTERED INTO AN AGREEMENT WITH THE AUCTION AGENT AND THE TRUST OR IN A SECONDARY MARKET MAINTAINED BY CERTAIN BROKER-DEALERS. THESE BROKER-DEALERS ARE NOT REQUIRED TO MAINTAIN THIS MARKET, AND IT MAY NOT PROVIDE YOU WITH LIQUIDITY.


    Dividends on the AMPS, to the extent payable from tax-exempt income earned on the Trust's investments, will be exempt from regular Federal income tax in the hands of owners of such shares. All or a portion of the Trust's dividends may be subject to the Federal alternative minimum tax. The Trust is required to allocate net capital gains and other taxable income, if any, proportionately between common and preferred shares, including the AMPS, based on the percentage of total dividends distributed to each class for that year. The Trust may at its election give notice of the amount of any income subject to Federal income tax to be included in a dividend on a share of AMPS in advance of the related auction. If the Trust does not give such advance notice, whether or not by reason of the fact that a taxable allocation was made retroactively as a result of a redemption of all or part of the AMPS or the liquidation of the Trust, it generally will be required to pay additional amounts to holders of AMPS in order to adjust for their receipt of income subject to regular Federal income tax and California income tax.

                               TABLE OF CONTENTS


                                                    PAGE
                                                    ----
Prospectus Summary................................    4
Financial Highlights (Unaudited)..................    9
The Trust.........................................   10
Use of Proceeds...................................   10
Capitalization (Unaudited)........................   11
Portfolio Composition.............................   12
The Trust's Investments...........................   12
Risks.............................................   17
Management of the Trust...........................   21
Description of AMPS...............................   24
The Auction.......................................   32
Description of Common Shares......................   37
Certain Provisions in the Agreement and
  Declaration of Trust............................   38
Repurchase of Common Shares.......................   39
Tax Matters.......................................   40
Underwriting......................................   42
Custodian, Transfer Agent and Auction Agent.......   43
Legal Opinions....................................   43
Available Information.............................   43
Table of Contents of Statement of Additional
  Information.....................................   44
APPENDIX A Taxable Equivalent Yield Table.........  A-1


                              -------------------


    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.



    Through and including           , 2002, all dealers effecting transactions
in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotment or subscriptions.


                        PRIVACY PRINCIPLES OF THE TRUST

    The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

    Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

    The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                               PROSPECTUS SUMMARY

    THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN OUR AMPS. YOU SHOULD READ THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE TRUST'S STATEMENT OF PREFERENCES OF AUCTION MARKET PREFERRED SHARES (THE "STATEMENT") ATTACHED AS APPENDIX A TO THE STATEMENT OF ADDITIONAL INFORMATION. CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS PROSPECTUS SHALL HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE STATEMENT.


THE TRUST.........................................  BlackRock California Municipal Income Trust II is
                                                    a recently organized, non-diversified, closed-end,
                                                    management investment company. Throughout the
                                                    prospectus, we refer to BlackRock California
                                                    Municipal Income Trust II simply as the "Trust" or
                                                    as "we," "us" or "our." See "The Trust." The
                                                    Trust's common shares are traded on the American
                                                    Stock Exchange under the symbol "BCL". See
                                                    "Description of Common Shares." As of
                                                    September 10, 2002, the Trust had 7,958,028 common
                                                    shares outstanding and net assets of $116,118,025.

INVESTMENT OBJECTIVE..............................  The Trust's investment objective is to provide current income exempt from regular Federal income
                                                    tax and California income tax.

INVESTMENT POLICIES...............................  The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular
                                                    Federal income tax and California income tax. The
                                                    Trust will invest in municipal bonds that, in the
                                                    opinion of BlackRock Advisors, Inc. ("BlackRock
                                                    Advisors" or the "Advisor") and/or BlackRock
                                                    Financial Management, Inc. ("BlackRock Financial
                                                    Management" or the "Sub-Advisor") are underrated
                                                    or undervalued. Underrated municipal bonds are
                                                    those whose ratings do not, in the Advisor's or
                                                    Sub-Advisor's opinion, reflect their true
                                                    creditworthiness. Undervalued municipal bonds are
                                                    bonds that, in the Advisor's or Sub-Advisor's
                                                    opinion, are worth more than the value assigned to
                                                    them in the marketplace. Under normal market
                                                    conditions, the Trust expects to be fully invested
                                                    in these tax-exempt municipal bonds. The Trust
                                                    will invest at least 80% of its Managed Assets in
                                                    municipal bonds that at the time of investment are
                                                    investment grade quality. "Managed Assets" means
                                                    the total assets of the Trust (including any
                                                    assets attributable to any AMPS that may be
                                                    outstanding) minus the sum of accrued liabilities
                                                    (other than debt representing financial leverage).
                                                    Investment grade quality bonds are bonds rated
                                                    within the four highest grades (Baa or BBB or
                                                    better by Moody's, S&P or Fitch) or bonds that are
                                                    unrated but judged to be of comparable quality by
                                                    the Advisor and/or the Sub-Advisor. The Trust may
                                                    invest up to 20% of its Managed Assets in
                                                    municipal bonds that at the time of investment are
                                                    rated Ba/BB or B by Moody's, S&P or Fitch or bonds
                                                    that are unrated but judged to be of comparable
                                                    quality by the Advisor and/or the Sub-Advisor.
                                                    Bonds of below investment grade quality are
                                                    regarded as having predominately speculative
                                                    characteristics with respect to the issuer's
                                                    capacity to pay interest and repay principal,

                                                    and are commonly referred to as "junk bonds." The
                                                    Trust intends to invest primarily in long-term
                                                    bonds and expects bonds in its portfolio to have a
                                                    dollar weighted average maturity of 15 years or
                                                    more under current market conditions. The Trust
                                                    cannot ensure that it will achieve its investment
                                                    objective. See "The Trust's Investments."

INVESTMENT ADVISOR................................  BlackRock Advisors will be the Trust's investment advisor and BlackRock Advisors' affiliate,
                                                    BlackRock Financial Management, will provide
                                                    certain day-to-day investment management services
                                                    to the Trust. Throughout the prospectus, we
                                                    sometimes refer to BlackRock Advisors and
                                                    BlackRock Financial Management collectively as
                                                    "BlackRock." BlackRock Advisors will receive an
                                                    annual fee, payable monthly. See "Management of
                                                    the Trust."

THE OFFERING......................................  The Trust is offering 1,439 shares of Series T7
                                                    AMPS and 1,439 shares of Series R7 AMPS each at a
                                                    purchase price of $25,000 per share. The AMPS are
                                                    being offered by the underwriters listed under
                                                    "Underwriting."

RISK FACTORS SUMMARY..............................  Risk is inherent in all investing. Therefore, before investing in the AMPS you should consider
                                                    certain risks carefully. The primary risks of
                                                    investing in the AMPS are:
                                                    -  if an auction fails you may not be able to sell
                                                       some or all of your shares;
                                                    -  because of the nature of the market for AMPS,
                                                       you may receive less than the price you paid
                                                       for your shares if you sell them outside of the
                                                       auction, especially when market interest rates
                                                       are rising;
                                                    -  a rating agency could downgrade the rating
                                                       assigned to the AMPS, which could affect
                                                       liquidity;
                                                    -  the Trust may be forced to redeem your shares
                                                       to meet regulatory or rating agency
                                                       requirements or may voluntarily redeem your
                                                       shares in certain circumstances;
                                                    -  in certain circumstances, the Trust may not
                                                       earn sufficient income from its investments to
                                                       pay dividends;
                                                    -  if interest rates rise, the value of the
                                                       Trust's investment portfolio will decline,
                                                       reducing the asset coverage for the AMPS;
                                                    -  if an issuer of a municipal bond in which the
                                                       Trust invests experiences financial difficulty
                                                       or defaults, there may be a negative impact on
                                                       the income and net asset value of the Trust's
                                                       portfolio; and
                                                    -  the Trust may invest up to 20% of its Managed
                                                       Assets in securities that are below investment
                                                       grade quality, which are regarded as having
                                                       predominately speculative characteristics with
                                                       respect to the issuer's capacity to pay
                                                       interest and principal.
                                                    -  the Trust is a non-diversified management
                                                       investment company and therefore may be more
                                                       susceptible to any single economic, political
                                                       or regulatory occurrence; and

                                                    -  because the Trust invests primarily in
                                                       California municipal securities, the Fund is
                                                       more susceptible to political, economic,
                                                       regulatory or other factors affecting issuers
                                                       of California municipal securities than a Trust
                                                       that does not limit its investments to such
                                                       issuers. Through popular initiative and
                                                       legislative activity, the ability of the State
                                                       of California and its local governments to
                                                       raise money through property taxes and to
                                                       increase spending has been the subject of
                                                       considerable debate and change in recent years.
                                                       For a discussion of economic and other
                                                       considerations in California, see "The Trust's
                                                       Investments--Municipal Bonds--Economic and
                                                       Other Considerations in California."

                                                    For additional risks of investing in the Trust,
                                                    see "Risks" below.

TRADING MARKET....................................  The AMPS are not listed on an exchange. Instead, you may buy or sell the AMPS at an auction that
                                                    normally is held weekly, by submitting orders to a
                                                    broker-dealer that has entered into an agreement
                                                    with the auction agent and the Trust (a "Broker-
                                                    Dealer"), or to a broker-dealer that has entered
                                                    into a separate agreement with a Broker-Dealer. In
                                                    addition to the auctions, Broker-Dealers and other
                                                    broker-dealers may maintain a secondary trading
                                                    market in AMPS outside of auctions, but may
                                                    discontinue this activity at any time. There is no
                                                    assurance that a secondary market will provide
                                                    shareholders with liquidity. You may transfer
                                                    shares outside of auctions only to or through a
                                                    Broker-Dealer or a broker-dealer that has entered
                                                    into a separate agreement with a Broker-Dealer.

                                                    The table below shows the first auction date for
                                                    each series of AMPS and the day on which each
                                                    subsequent auction will normally be held for each
                                                    series of AMPS. The first auction date for each
                                                    series of AMPS will be the business day before the
                                                    dividend payment date for the initial rate period
                                                    for each series of AMPS. The start date for
                                                    subsequent rate periods will normally be the
                                                    business day following the auction dates unless
                                                    the then-current rate period is a special rate
                                                    period or the first day of the subsequent rate
                                                    period is not a business day.



                                     SERIES  FIRST AUCTION DATE*  SUBSEQUENT AUCTION DAY
                                     ------  -------------------  ----------------------
                                     T7
                                     R7

DIVIDENDS AND RATE PERIODS........................  The table below shows the dividend rate for the initial rate periods on each series of AMPS
                                                    offered in this prospectus. For subsequent rate
                                                    periods, each series of AMPS will pay dividends
                                                    based on a rate set at auctions, normally held
                                                    weekly. In most instances, dividends are also paid
                                                    weekly, on the first business day following the
                                                    end of the rate period. The rate set at auction
                                                    will not exceed the maximum applicable rate. See
                                                    "Description of AMPS--Dividends and Rate Periods."

                                                    The table below also shows the date from which
                                                    dividends on the AMPS will accumulate at the
                                                    initial rate, the dividend payment date for the
                                                    initial rate period and the day on which dividends
                                                    will normally be paid. If the day on which
                                                    dividends otherwise would be paid is not a
                                                    business day, then your dividends will be paid on
                                                    the first business day that falls after that day.

                                                    Finally, the table below shows the number of days
                                                    of the initial rate period for the AMPS.
                                                    Subsequent rate periods generally will be seven
                                                    days. A requested special rate period will not be
                                                    effective unless sufficient clearing bids were
                                                    made in the auction immediately preceding the
                                                    special rate period. In addition, full cumulative
                                                    dividends, any amounts due with respect to
                                                    mandatory redemptions and any additional dividends
                                                    payable prior to such date must be paid in full.
                                                    The Trust must also have received confirmation
                                                    from Moody's and S&P or any substitute rating
                                                    agency that the proposed special rate period will
                                                    not adversely affect such rating agency's
                                                    then-current rating on the AMPS, and the lead
                                                    Broker-Dealers designated by the Trust, Merrill
                                                    Lynch, Pierce, Fenner & Smith Incorporated and UBS
                                                    Warburg LLC must not have objected to declaration
                                                    of a special rate period. The dividend payment
                                                    date for special rate periods of more than seven
                                                    days will be set out in the notice designating a
                                                    special rate period. See "Description of
                                                    AMPS--Dividends and Rate Periods--Designation of
                                                    Special Rate Periods."



                                                                                            DIVIDEND
                                                                              DATE OF       PAYMENT     SUBSEQUENT    NUMBER
                                                                  INITIAL   ACCUMULATION    DATE FOR     DIVIDEND     OF DAYS
                                                                  DIVIDEND   AT INITIAL   INITIAL RATE   PAYMENT    OF INITIAL
                                       SERIES                       RATE       RATE*        PERIOD*        DAY      RATE PERIOD
                                       ------                     --------  ------------  ------------  ----------  -----------
                                       T7
                                       R7


-------------------


  *  All dates are 2002.

SPECIAL TAX CONSIDERATIONS........................  Because under normal circumstances the Trust will invest substantially all of its assets in
                                                    municipal bonds that pay interest that is exempt
                                                    from regular Federal income tax and California
                                                    income tax, the income you receive will ordinarily
                                                    be exempt from Federal income tax and California
                                                    income tax. Your income may be subject to state
                                                    and local taxes of a state other than California.
                                                    All or a portion of the income from these bonds
                                                    may be subject

                                                    to the Federal alternative minimum tax, so AMPS
                                                    may not be a suitable investment if you are
                                                    subject to this tax or would become subject to
                                                    such tax by investing in AMPS. Taxable income or
                                                    gain earned by the Trust will be allocated
                                                    proportionately to holders of AMPS and common
                                                    shares, based on the percentage of total dividends
                                                    paid to each class for that year. Accordingly,
                                                    certain specified AMPS dividends may be subject to
                                                    income tax on income or gains attributed to the
                                                    Trust. The Trust may at its election give notice
                                                    before any applicable auction of the amount of any
                                                    taxable income and gain included in a dividend to
                                                    be distributed for the period relating to that
                                                    auction. If the Trust does not give advance notice
                                                    whether or not by reason of the fact that a
                                                    taxable allocation was made retroactively as a
                                                    result of a redemption of all or part of the AMPS
                                                    or the liquidation of the Trust, the Trust
                                                    generally will be required to pay additional
                                                    amounts to holders of AMPS in order to offset the
                                                    Federal income tax and California income tax
                                                    effect of the taxable income so allocated. See
                                                    "Tax Matters" and "Description of AMPS--Dividends
                                                    and Rate Periods."

RATINGS...........................................  The shares of each series of AMPS are expected to be issued with a rating of "Aaa" from Moody's and
                                                    "AAA"' from S&P. In order to maintain these
                                                    ratings, the Trust must own portfolio securities
                                                    of a sufficient value and with adequate credit
                                                    quality to meet the rating agencies' guidelines.
                                                    See "Description of AMPS--Rating Agency Guidelines
                                                    and Asset Coverage."

REDEMPTION........................................  The Trust may be required to redeem AMPS if, for example, the Trust does not meet an asset coverage
                                                    ratio required by law or to correct a failure to
                                                    meet a rating agency guideline in a timely manner.
                                                    The Trust voluntarily may redeem AMPS under
                                                    certain conditions. See "Description of
                                                    AMPS--Redemption" and "Description of AMPS--Rating
                                                    Agency Guidelines and Asset Coverage."

LIQUIDATION PREFERENCE............................  The liquidation preference for shares of each series of AMPS will be $25,000 per share plus
                                                    accumulated but unpaid dividends. See "Description
                                                    of AMPS--Liquidation."

VOTING RIGHTS.....................................  The holders of preferred shares, including AMPS, voting as a separate class, have the right to
                                                    elect at least two trustees of the Trust at all
                                                    times. Such holders also have the right to elect a
                                                    majority of the trustees in the event that two
                                                    years' dividends on the preferred shares are
                                                    unpaid. In each case, the remaining trustees will
                                                    be elected by holders of common shares and
                                                    preferred shares, including AMPS, voting together
                                                    as a single class. The holders of preferred
                                                    shares, including AMPS, will vote as a separate
                                                    class or classes on certain other matters as
                                                    required under the Trust's Agreement and
                                                    Declaration of Trust, the Investment Company Act
                                                    of 1940 (the "Investment Company Act") and
                                                    Delaware law. See "Description of AMPS--Voting
                                                    Rights," and "Certain Provisions in the Agreement
                                                    and Declaration of Trust."

                        FINANCIAL HIGHLIGHTS (UNAUDITED)


    Information contained in the table below shows the unaudited operating performance of the Trust from the commencement of the Trust's investment operations on July 30, 2002 through August 23, 2002. Since the Trust was recently organized and commenced investment operations on July 30, 2002, the table covers less than three weeks of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in municipal securities that meet the Trust's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust's future operating performance.



                                                          FOR THE PERIOD
                                                         JULY 30, 2002(1)
                                                     THROUGH AUGUST 23, 2002
                                                    --------------------------
PER COMMON SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period(2).........           $  14.33
                                                             --------
  Investment operations:
    Net investment income(3)......................               0.01
    Net realized and unrealized loss on
      investments(3)..............................              (0.02)
                                                             --------
  Net decrease from investment operations.........              (0.01)
                                                             --------
  Capital charges with respect to issuance of:
    Common shares.................................              (0.03)
                                                             --------
  Net asset value, end of period(2)...............           $  14.29
                                                             ========
  Market value, end of period(2)..................           $  15.00
                                                             ========
  Total Investment Return(3)......................               0.00%
                                                             ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:(4)
  Expenses after fee waiver.......................               0.06%
  Expenses before fee waiver......................               0.07%
  Net investment income after fee waiver..........               0.07%
SUPPLEMENTAL DATA:
  Average net assets of common shareholders
    (000).........................................           $105,901
  Portfolio turnover..............................                  0%
  Net assets of common shareholders, end of period
    (000).........................................           $105,877


-------------------


(1) Commencement of investment operations. This information includes the intial investment by BlackRock Advisors, Inc. (Note 1) Net asset value immediately after the closing of the public offering was $14.30.
(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
(3) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total invesment return does not reflect brokerage commissions. The total investment return, which is for less than a full year, is not annualized. Past performance is not a guarantee of future results.
(4)  Not annualized.

    The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                                   THE TRUST


    The Trust is a recently organized, non-diversified, closed-end, management investment company registered under the Investment Company Act. The Trust was organized as a Delaware business trust on June 21, 2002 pursuant to an Agreement and Declaration of Trust, governed by the laws of the State of Delaware. On Juy 25, 2002, the Trust issued an aggregate of 7,400,000 common shares of beneficial interest, par value $.001 per share, in an initial public offering and commenced its investment operations. On August 27, 2002, the Trust issued an additional 400,000 common shares, and on September 10, 2002, the Trust issued an additional 150,000 common shares, each pursuant to an overallotment provision in connection with the initial public offering. The Trust's common shares are traded on the American Stock Exchange under the symbol "BCL". The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.



    The following provides information about the Trust's outstanding shares as of September 10, 2002:



                                                  AMOUNT HELD BY
                                       AMOUNT    THE TRUST OR FOR      AMOUNT
          TITLE OF CLASS             AUTHORIZED    ITS ACCOUNT      OUTSTANDING
          --------------             ----------  ----------------  --------------
           Common Shares             Unlimited          0             7,958,028
               AMPS                  Unlimited          0                     0
             Series T7                   2,322          0                     0
             Series R7                   2,322          0                     0


                                USE OF PROCEEDS


    The net proceeds of this offering will be approximately $71,105,290 after payment of the sales load and estimated offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in tax exempt municipal bonds that meet the Trust's investment objective and policies within six to eight weeks after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt or taxable investment grade securities.

                           CAPITALIZATION (UNAUDITED)


    The following table sets forth the capitalization of the Trust as of September 10, 2002, and as adjusted to give effect to the issuance of the AMPS offered hereby.



                                             ACTUAL     AS ADJUSTED
                                             ------     -----------
Shareholder's Equity:
      AMPS, $.001 par value, $25,000
        stated value per share, at
        liquidation value; unlimited
        shares authorized (no shares
        issued; 2,878 shares issued, as
        adjusted).......................  $         --  $ 71,950,000
      Common shares, $.001 par value per
        share; unlimited shares
        authorized, 7,958,028 shares
        outstanding*....................         7,958         7,958
  Paid-in surplus.......................   113,767,293   112,922,583
  Balance of undistributed net
    investment income...................       217,986       217,986
        Accumulated net realized
          gain/loss from investment
          transactions..................            --            --
        Net unrealized
          appreciation/depreciation of
          investments...................     2,124,788     2,124,788
        Net assets......................   116,118,025   187,223,315


---------

  * None of these outstanding shares are held by or for the account of the Trust.

                             PORTFOLIO COMPOSITION


    As of September 10, 2002, approximately 93.96% of the market value of the Trust's portfolio was invested in long-term municipal securities and approximately 6.04% of the market value of the Trust's portfolio was invested in short-term municipal securities. The following table sets forth certain information with respect to the composition of the Trust's investment portfolio as of September 10, 2002, based on the highest rating assigned.



                                           VALUE
CREDIT RATING                              (000)   PERCENT
-------------                             -------  -------
AAA/Aaa*................................   74,788  65.61%
AA/Aa...................................    4,910   4.31%
A/A.....................................   19,313  16.94%
BBB/Baa.................................        0   0.00%
BB/Ba...................................    2,136   1.87%
Unrated+................................    5,959   5.23%
Short-Term..............................    6,885   6.04%
TOTAL...................................  113,991    100%


-------------------

  * Includes securities that are backed by an escrow or trust containing sufficient U.S. Government Securities to ensure the timely payment of principal and interest.
  + Refers to securities that have not been rated by Moody's, S&P or Fitch, but that have been assessed by BlackRock as being of comparable credit quality to rated securities in which the Trust may invest. See "The Trust's Investments--Investment Objective and Policies."

                            THE TRUST'S INVESTMENTS

    The following section describes the Trust's investment objectives, significant investment policies and investment techniques. More complete information describing the Trust's significant investment policies and techniques, including the Trust's fundamental investment restrictions, can be found in the Statement of Additional Information, which is herein incorporated by reference.

INVESTMENT OBJECTIVE AND POLICIES

    The Trust's investment objective is to provide current income exempt from regular Federal income tax and California income tax.

    The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and California income tax. Under normal market conditions, the Trust expects to be fully invested in such tax-exempt municipal bonds. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock. Municipal bonds rated Baa by Moody's are investment grade, but Moody's considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds. The Trust may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix B to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds. See "Risks" below for a general description of the economic and credit characteristics of municipal issuers in California. The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in taxexempt preferred shares that pay dividends exempt from regular Federal income tax. See "--Other Investment Companies," and "--Tax-Exempt Preferred Shares." Subject to the Trust's policy of investing at least 80% of its Managed Assets in municipal bonds, the interest from which is exempt from California income tax, the Trust may invest in securities that pay interest that is not exempt from California income tax when, in the judgment of BlackRock, the return to the shareholders after payment of applicable California income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from California income tax.

    The Trust will invest in municipal bonds that, in BlackRock's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock, are worth more than the value assigned to them in the marketplace. BlackRock may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. BlackRock may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust's investment in underrated or undervalued municipal bonds will be based on BlackRock's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains taxation.

    The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

    During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust's cash fully invested, the Trust may invest up to 100% of its net assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objective under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short term investments a portion of your dividends would be subject to regular Federal income tax and California income tax.

    The Trust cannot change its investment objective without the approval of the holders of a majority of the outstanding common shares and the AMPS voting together as a single class, and of the holders of a majority of the outstanding AMPS voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of AMPS--Voting Rights" for additional information with respect to the voting rights of holders of AMPS.

MUNICIPAL BONDS

    GENERAL. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

    The municipal bonds in which the Trust will invest pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by BlackRock to be reliable, is exempt from regular Federal income tax and California income tax. BlackRock will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Trust. The Trust may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax and California income tax. In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all of such tax-exempt securities as municipal bonds.

    The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

    The Trust will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions.

ECONOMIC AND OTHER CONSIDERATIONS IN CALIFORNIA

    Except during defensive periods, the Trust invests primarily in California municipal securities, which are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from Federal and California income taxes. Because the Trust invests primarily in California municipal securities, the Trust is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Trust's performance.

    The following information is a summary of a more detailed description of certain factors affecting California municipal securities which is contained in the Trust's Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain of fiscial statements of the State of California published in connection with the issuance of specific California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Trust and may not apply to all California municipal securities acquired by the Trust. The Trust assumes no responsibility for the completeness or accuracy of such information.

    California State and local government obligations may be adversely affected by political and economic conditions and developments within the State of California and the nation as a whole. With respect to an investment in the Trust, through popular initiative and legislative activity, the ability of the State of California and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.

    Although revenue obligations of the State of California or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Trust or the ability of the respective obligors to make timely payments of principal and interest on such obligations.


    The State received significant tax revenues in recent years, derived from the strong economy and stock market through 2000. Capital gains and stock option income represented almost a quarter of General Fund revenue in the 2000-01 fiscal year. The slowing economy and depressed stock market in 2001 will result in significantly reduced revenues in fiscal year 2001-02, compared both to the prior year and to earlier forecasts. A large part of the State's annual budget is mandated by constitutional guarantees (such as for education funding and debt service) and caseload requirements for health and welfare programs. State General Obligation bonds are, as of June 20, 2002, rated "A1" by Moody's, "A+" by S&P, and "AA" by Fitch.



    On September 5, 2002, the Governor of California signed the $98.9 billion 2002-03 Budget which the State Legislature approved on September 1, 2002. The Budget provides $76.7 billion in general Fund expenditures, a 0.2% decrease from 2001-02. The 2002-03 Budget, along with mid-year spending reductions in 2001-02, addresses a $23.6 billion gap between revenues and expenditures. Gap-closing reductions in the 2002-03 Budget include program reductions, borrowing against tobacco settlement funds, loans, education spending deferrals and reductions, assumed increases in federal spending restructuring state debt and several one-time revenue enhancements and book-keeping measures.

    The value of California municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

    There can be no assurance that there will not be a decline in economic conditions or that particular California municipal securities in the portfolio of the Trust will not be adversely affected by any such changes.

    For more information, see "Investment Policies and Techniques--Special Considerations Relating to California Municipal Securities" in the Statement of Additional Information.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    The Trust may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. The Trust will designate on its books and records cash or other liquid debt securities having a market value at all times, at least equal to the amount of the commitment.

OTHER INVESTMENT COMPANIES

    The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its AMPS, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of AMPS will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment companies as investments in municipal bonds.

TAX-EXEMPT PREFERRED SHARES

    The Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. A portion of such dividends may be capital gain distributions subject to Federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investing in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.

HIGH YIELD SECURITIES

    The Trust may invest up to 20% of its Managed Assets in securities rated below investment grade such as those rated Ba or B by Moody's and BB or B by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. These lower grade securities are commonly known as "junk bonds." Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain of these securities or could result in lower prices than those used in calculating the Trust's net asset value.

                                     RISKS

    Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.

RECENTLY ORGANIZED

    The Trust is a recently organized, non-diversified, closed-end management investment company and has a limited operating history.

INTEREST RATE RISK


    Interest rate risk is the risk that bonds, and the Trust's net assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. The Trust issues AMPS, which pay dividends based on short-term interest rates. The Trust then uses the proceeds from the sale of AMPS to buy municipal bonds, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short term interest rates rise, the AMPS dividend rates may rise so that the amount of dividends paid to holders of AMPS exceeds the income from the portfolio securities purchased with the proceeds from the sale of AMPS. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on AMPS, however, dividend rates on AMPS would need to greatly exceed the yield on the Trust's portfolio before the Trust's ability to pay dividends on AMPS would be impaired. If long-term rates rise, the value of the Trust's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the AMPS.

AUCTION RISK

    The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "Description of AMPS" and "The Auction--Auction Procedures."

SECONDARY MARKET RISK

    If you try to sell your AMPS between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or the NASDAQ stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

RATINGS AND ASSET COVERAGE RISK

    It is expected that while Moody's will assign a rating of "Aaa" to the AMPS and S&P will assign a rating of "AAA" to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or S&P could downgrade AMPS, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P downgrades AMPS, the Trust may alter its portfolio or redeem AMPS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust may voluntarily redeem AMPS under certain circumstances. See "Description of AMPS--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

CREDIT RISK

    Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. The Trust may invest up to 20% of its Managed Assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as junk bonds. These securities are subject to a greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities.

STATE CONCENTRATION RISK

    Because the Trust primarily purchases municipal bonds issued by the State of California or county or local government municipalities or their agencies, districts, political subdivisions or other entities, shareholders may be exposed to additional risks. In particular, the Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal bonds. There can be no assurance that California will not experience a decline in economic conditions or that the California municipal bonds purchased by the Trust will not be affected by such a decline.

    For a discussion of economic and other considerations in California, see "The Trust's Investments--Municipal Bonds--Economic and Other Considerations in California."

MUNICIPAL BOND MARKET RISK

    Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

    The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

    Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Trust will treat investments in tax-exempt preferred shares as investments in municipal bonds.

REINVESTMENT RISK

    Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Trust's ability to pay dividends on the AMPS.

INFLATION RISK

    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the AMPS and distributions on those shares can decline. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the AMPS would increase, tending to offset this risk.

ECONOMIC SECTOR AND GEOGRAPHIC RISK

    The Trust may invest 25% or more of its Managed Assets in municipal obligations of issuers located in the same state (or U.S. territory) or in municipal obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities; municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust's assets.

HIGH YIELD RISK

    Investing in high yield bonds involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings, so their bonds are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities.

NON-DIVERSIFICATION

    The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not, with respect to securities other than United States government securities and securities of other regulated investment companies, more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

RECENT DEVELOPMENTS

    As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the securities.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS


    The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. Two of the trustees are "interested persons" (as defined in the Investment Company Act). The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.


INVESTMENT ADVISOR AND SUB-ADVISOR

    BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS name.

    The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 40 funds with approximately $9.9 billion in assets. BlackRock has 31 leveraged municipal closed-end funds and six open-end municipal funds under management. As of June 30, 2002, BlackRock had approximately $17.5 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

    INVESTMENT PHILOSOPHY. BlackRock's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

    BlackRock uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective of generating current income exempt from regular Federal income tax and California income tax. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock's extensive personnel and technology resources are the key drivers of the investment philosophy.

    BLACKROCK'S MUNICIPAL BOND TEAM. BlackRock uses a team approach in managing municipal portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

    BlackRock's municipal bond team includes three portfolio managers with an average experience of 20 years and five credit research analysts with an average experience of 13 years. Kevin M. Klingert, senior portfolio manager and head of municipal bonds at BlackRock, leads the team, a position he has held since joining BlackRock in 1991. A Managing Director since 1996, Mr. Klingert was a Vice President from 1991 through 1993 and a Director in 1994 and 1995.
Mr. Klingert has over 18 years of
experience in the municipal market. Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith Incorporated, which he joined in 1985. The portfolio management team also includes James McGinley and F. Howard Downs. Mr. McGinley has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 1999. Prior to joining BlackRock in 1999, Mr. McGinley was Vice President of Municipal Trading from 1996 to 1999 and Manager of the Municipal Strategy Group from 1995 to 1999 with Prudential Securities Incorporated. Mr. McGinley joined Prudential Securities Incorporated in 1993 as an Associate in Municipal Research. F. Howard Downs has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, Mr. Downs was a Vice President, Institutional Salesman and Sales Manager from 1990 to 1999 at William E. Simon & Sons Municipal Securities, Inc. Mr. Downs was one of the original employees of William E. Simon & Sons Municipal Securities, Inc., founded in 1990, and was responsible for sales of municipal bonds.

    As of June 30, 2002, BlackRock's municipal bond portfolio managers were responsible for over 85 municipal bond portfolios, valued at approximately $12.7 billion. Municipal mandates include the management of open and closed-end mutual funds, municipal-only separate accounts or municipal allocations within larger institutional mandates. In addition, BlackRock managed 12 municipal liquidity accounts valued at approximately $4.8 billion. The team currently manages 31 closed-end municipal funds with over $7 billion in assets under management.

    BLACKROCK'S INVESTMENT PROCESS. BlackRock has in-depth expertise in the fixed income market. BlackRock applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. BlackRock believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock.

    BlackRock's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

    In the municipal market, BlackRock believes one of the most important determinants of value is supply and demand. BlackRock's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the supply and demand for sectors. BlackRock believes that the breadth and expertise of its municipal bond team allow it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

    BlackRock also believes that over the long-term, intense credit analysis will add incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D., who has been, since 1999, Managing Director, Head of Municipal Credit Research and co-chair of BlackRock's Credit Committee. From 1995 to 1999, Dr. Heide was a Director and Head of Municipal Credit Research. Dr. Heide specializes in the credit analysis of municipal securities and as such chairs the monthly municipal bond presentation to the Credit Committee. In addition, Dr. Heide supervises the team of municipal bond analysts that assists with the ongoing surveillance of approximately $12.7 billion in municipal bonds managed by BlackRock.

    Prior to joining BlackRock as a Vice President and Head of Municipal Credit Research in 1993, Dr. Heide was Director of Research and a portfolio manager at OFFITBANK. For eight years prior to this assignment (1984 to 1992), Dr. Heide was with American Express Company's Investment Division where she was the Vice President of Credit Research, responsible for assessing the creditworthiness of $6 billion in municipal securities. Dr. Heide began her investment career in 1983 at Moody's Investors Service, Inc. where she was a municipal bond analyst.

    Dr. Heide initiated the Disclosure Task Force of the National Federation of Municipal Analysts in 1988 and was co-chairperson of this committee from its inception through the completion of the DISCLOSURE HANDBOOK FOR MUNICIPAL SECURITIES--1992 UPDATE, published in January 1993. Dr. Heide has authored a number of articles on municipal finance and edited THE HANDBOOK OF MUNICIPAL BONDS published in the fall of 1994. Dr. Heide was selected by the BOND BUYER as a first team All-American Municipal Analyst in 1990 and was recognized in subsequent years.

    BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's municipal process.

INVESTMENT MANAGEMENT AGREEMENT


    Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.55% of the average weekly value of the Trust's Managed Assets (the "Management Fee"). BlackRock has voluntarily agreed to waive receipt of a portion of its Management Fee in the amount of 0.15% of the average weekly value of the Trust's Managed Assets for the first five years of the Trust's operations (through July 31, 2007), and for a declining amount for an additional five years (through July 31, 2012). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the AMPS, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.


    In addition to the Management Fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    For the first 10 years of the Trust's operation, BlackRock Advisors has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:

                PERCENTAGE WAIVED
TWELVE MONTH   (AS A PERCENTAGE OF
PERIOD ENDING    AVERAGE WEEKLY
   JULY 31      MANAGED ASSETS)*
   -------     -------------------
   2003**             0.15%
   2004               0.15%
   2005               0.15%
   2006               0.15%
   2007               0.15%
   2008               0.10%
   2009               0.10%
   2010               0.05%
   2011               0.05%
   2012               0.05%

-------------------

  *  Including net assets attributable to AMPS.
 **  From the commencement of operations.

    BlackRock Advisors has not undertaken to waive any portion of the Trust's fees and expenses beyond July 31, 2012 or after termination of the investment management agreement.

                              DESCRIPTION OF AMPS

    The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, including the meanings of the defined terms used herein but not otherwise defined, please refer to the detailed description of the AMPS in the Statement of Preferences (the "Statement") attached as Appendix A to the Statement of Additional Information.

GENERAL


    The Trust's Agreement and Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $.001 per share, in one or more classes or series with rights as determined by the board of trustees without the approval of common shareholders. The Statement currently authorizes the issuance of 1,439 AMPS, Series T7 and 1,439 AMPS, Series R7. All AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).



    The AMPS of each series will rank on parity with any other series of AMPS and any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each share of AMPS carries one vote on matters on which AMPS can be voted. The AMPS, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

DIVIDENDS AND RATE PERIODS


    The following is a general description of dividends and Rate Periods.

    RATE PERIODS. The Initial Rate Period for each series is as set forth below:


SERIES                                              INITIAL RATE PERIOD
------                                              -------------------
T7................................................
R7................................................


    Any subsequent Rate Periods of shares of a series of AMPS will generally be seven days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods designating them as Special Rate Periods. See "Designation of Special Rate Periods" below.

    DIVIDEND PAYMENT DATES. Dividends on each series of AMPS will be payable when, as and if declared by the board of trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for each series of AMPS as follows:


                                                            SUBSEQUENT DIVIDEND
                                          INITIAL DIVIDEND     PAYMENT DATES
SERIES                                      PAYMENT DATE          ON EACH
------                                    ----------------  -------------------
T7......................................                         Wednesday
R7......................................                          Friday



    If dividends are payable on a day that is not a business day, then dividends will be payable on the next business day. In addition, the Trust may specify different Dividend Payment Dates for any Special Rate Period of more than 28 Rate Period Days.


    Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

    CALCULATION OF DIVIDEND PAYMENT. The Trust computes the dividends per share payable on shares of a series of AMPS by multiplying the applicable rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the Dividend Period) and the denominator will normally be 365 if such Dividend Period consists of seven days, 360 for all other Dividend Periods. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

    Dividends on shares of each series of AMPS will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.


    The maximum applicable rate for any rate period for a series of AMPS will be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the reference rate (set forth in the Reference Rate Table below) for the applicable rate period. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable percentage for a series of AMPS is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period. If the Trust has provided notification to the auction agent prior to an auction establishing the applicable rate for a dividend period that net capital gains or other taxable income will be included in the dividend determined at such auction, the applicable percentage will be derived from the column captioned "Applicable
Percentage: Notification" in the Applicable Percentage Table below:



                          APPLICABLE PERCENTAGE TABLE


                                                                                   APPLICABLE PERCENTAGE TABLE
                             CREDIT RATINGS                               ----------------------------------------------
------------------------------------------------------------------------  APPLICABLE PERCENTAGE:  APPLICABLE PERCENTAGE:
              MOODY'S                                S&P                     NO NOTIFICATION           NOTIFICATION
-----------------------------------  -----------------------------------  ----------------------  ----------------------
"Aa3" or higher                      AA- or higher                                     110%                    150%
"A3" to "A1"                         A- to A+                                          125%                    160%
"Baa3" to "Baa1"                     BBB- to BBB+                                      150%                    250%
"Ba3" to "Ba1"                       BB- to BB+                                        200%                    275%
Below "Ba3"                          Below BB-                                         250%                    300%

    The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

                                     REFERENCE RATE TABLE
----------------------------------------------------------------------------------------------
              RATE PERIOD                                     REFERENCE RATE
----------------------------------------    --------------------------------------------------
28 days or less                                       Greater of:
                                                      -  "AA" Composite Commercial Paper Rate
                                                      -  Taxable Equivalent of the Short-Term
                                                         Municipal Bond Rate
29 days to 182 days                                   "AA" Composite Commercial Paper Rate
183 days to 364 days                                  Treasury Bill Rate
365 days or more                                      Treasury Note Rate

    The "AA Composite Commercial Paper Rate" is as set forth in the table set forth below:

                   AA COMPOSITE COMMERCIAL PAPER RATE TABLE.


MINIMUM RATE PERIOD            SPECIAL RATE PERIOD               AA COMPOSITE COMMERCIAL PAPER RATE*
-------------------  ----------------------------------------  ----------------------------------------
  7 days or less     48 days or fewer                          30-day rate
                     49 days to 69 days                        60-day rate
                     70 days to 84 days                        Average of 60-day and 90-day rates
                     85 days to 98 days                        90-day rate
                     99 days to 119 days                       Average of 90-day and 120-day rates
                     120 days to 140 days                      120-day rate
                     141 days to 161 days                      Average of 120-day and 180-day rates
                     162 days to 182 days                      180-day rate


-------------------

  *  Rates stated on a discount basis

    If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis by commercial paper dealers to the Auction Agent at the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

    "Taxable Equivalent of the Short-Term Municipal Bond Rate" means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax-exempt bonds issued by "high grade" issuers as determined in accordance with the procedures set forth in the Statement.

    Prior to each dividend payment date, the Trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

    If an auction for any series of AMPS is not held when scheduled for any reason, other than by reason of force majeure, the dividend rate for the corresponding rate period will be the maximum applicable rate on the date the auction was scheduled to be held.

    ADDITIONAL DIVIDENDS. If the Trust allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on AMPS without having provided advance notice (a "Taxable Allocation"), whether or not such allocation is made retroactively as a result of the redemption of all or a portion of the AMPS or a liquidation of the Trust, the Trust shall pay an additional dividend. The additional dividend will be in an amount approximately equal to the amount of taxes paid by a holder of AMPS on the Taxable Allocation and the additional dividend, provided that the additional dividend will be calculated:

    -  without consideration being given to the time value of money;

    - assuming that no holder of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and

    - assuming that each Taxable Allocation and such additional dividend (except to the extent such additional dividend is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each holder of AMPS at the maximum marginal combined regular Federal individual income and California income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable whichever is greater, in effect during the fiscal year in question.

    The Trust will not pay Additional Dividends with respect to net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Trust.

    Although the Trust generally intends to designate any additional dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any additional dividend will be taxable to the recipient thereof. See "Tax Matters." The Trust will not pay a further additional dividend with respect to any taxable portion of an additional dividend.

    The Trust will, within 90 days (and generally within 60 days) after the end of its fiscal year for which a Taxable Allocation is made, provide notice thereof to the auction agent. The Trust will pay, out of legally available funds, any additional dividend due on all Taxable Allocations made during the fiscal year in question, within 30 days after such notice is given to the auction agent.

    RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. While the AMPS are outstanding, the Trust generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

    - immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see "Rating Agency Guidelines and Asset Coverage" below);

    - full cumulative dividends on each series of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

    - the Trust has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.

    The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with AMPS unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the AMPS through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the shares of each series of AMPS through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.


    DESIGNATION OF SPECIAL RATE PERIODS. The Trust may in certain situations, declare a special rate period of shares of a particular series of AMPS. Prior to declaring a special rate period, the Trust will give notice to the auction agent and each Broker-Dealer. The notice will request that the next succeeding rate period for the series of the AMPS be a number of days (other than seven) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a special rate period may be a number of days not evenly divisible by seven if all shares of the series of AMPS are to be redeemed at the end of such special rate period. The Trust may not request a special rate period unless sufficient clearing bids for shares of such series were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Trust must also have received confirmation from Moody's and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such rating agency's then-current rating on the AMPS, and the lead Broker-Dealers designated by the Trust, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC, must not have objected to declaration of a special rate period.


REDEMPTION

    MANDATORY REDEMPTION. The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for these purposes will be determined from time to time by the rating agencies then rating the AMPS. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the AMPS, the Trust must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of AMPS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Trust. The mandatory redemption will be limited to the number of AMPS necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

    OPTIONAL REDEMPTION. The Trust, at its option, may redeem the shares of any series of AMPS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No shares of a series of AMPS may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. In addition, holders of a series of AMPS may be entitled to receive additional dividends if the redemption causes the Trust to make a Taxable Allocation without having given advance notice to the auction agent. Shares of a series of AMPS may not be redeemed in part if fewer than 300 Shares would remain outstanding after the redemption. The Trust has the authority to redeem the series of AMPS for any reason.

LIQUIDATION

    If the Trust is liquidated, the holders of any series of outstanding AMPS will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, plus any applicable additional dividends payable before any payment is made to the common shares. The holders of AMPS will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of AMPS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Trust.

    For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

-  the sale of all or substantially all the property or business of the Trust;

- the merger or consolidation of the Trust into or with any other business trust or corporation; or
- the merger or consolidation of any other business trust or corporation into or with the Trust.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

    The Trust is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of
(a) the aggregate liquidation preference of the AMPS then outstanding and
(b) certain accrued and projected payment obligations of the Trust.


    The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the AMPS ("Investment Company Act Preferred Shares Asset Coverage"). The Trust's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of September 10, 2002, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $844,710, would have been computed as follows:



  Value of Trust assets less
         liabilities
   not constituting senior
          securities               187,223,315
                                =              =  260%
------------------------------     ----------
Senior securities representing
         indebtedness
             plus
   liquidation value of the
       preferred shares            71,950,000


    In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Trust will be required to redeem AMPS as described under "Redemption--Mandatory Redemption" above.

    The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS.

    As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and S&P by the Trust and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

    The rating agency's guidelines will apply to the AMPS only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody's and S&P for rating the AMPS.

VOTING RIGHTS

    Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

    Holders of outstanding preferred shares, including AMPS, voting as a separate class, are entitled to elect two of the Trust's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including AMPS, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including AMPS, is that the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares including AMPS as described above, would constitute a majority of the Board. The holders of preferred shares, including AMPS, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including AMPS, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including AMPS, will automatically terminate.

    As long as any AMPS are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the AMPS outstanding at the time (voting together as a separate class):

    (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on liquidation, authorize, create or issue additional shares of or increase the authorized amount of the AMPS or any other preferred shares, unless, in the case of shares of preferred stock on parity with the AMPS, the Trust obtains written confirmation from Moody's (if Moody's is then rating preferred shares), S&P (if S&P is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act

Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;

    (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the AMPS or holders of AMPS; provided, however, that (i) none of the actions permitted by the exception to
(a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of AMPS and
(iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the AMPS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

    (c) authorize the Trust's conversion from a closed-end to an open-end investment company;

    (d) amend the provisions of the Agreement and Declaration of Trust or the Statement, which provide for the classification of the board of directors of the Trust into three classes, each with a term of office of three years with only one class of directors standing for election in any year; or

    (e) approve any reorganization (as such term is used in the Investment Company Act) adversely affecting the AMPS.

    So long as any shares of the AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.


    To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust or the Statement of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Agreement and Declaration of Trust or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and
(b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Trust's charter.


    The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been
(i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL


    The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the shares of each series of AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of AMPS. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.



    AUCTION AGENCY AGREEMENT. The Trust will enter into an auction agency agreement with the auction agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of each series of AMPS, so long as the applicable rate for shares of such series of AMPS is to be based on the results of an auction.


    The auction agent may terminate the auction agency agreement upon 45 days notice to the Trust. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

    BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for AMPS.

    The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a dividend period of 364 days or less, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a dividend period of 365 days or longer, of the purchase price of AMPS placed by a Broker-Dealer at the auction.

    The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

AUCTION PROCEDURES

    Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of such series of AMPS may submit the following types of orders with respect to shares of such series of AMPS to that Broker-Dealer.

    1. Hold order--indicating its desire to hold shares of such series without regard to the applicable rate for the next dividend period.

    2. Bid--indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

    3. Sell order--indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

    A beneficial owner may submit different types of orders to its Broker-Dealer with respect to shares of a series of AMPS then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a dividend period of more than 28 days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

    A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase AMPS of such series or that is a beneficial owner of AMPS of such series that wishes to purchase additional AMPS of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

    The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

    There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

    If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum applicable rate for shares of such series on the auction date. If this happens, beneficial owners of shares of such series that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares of such series subject to such sell orders. If all of the outstanding shares of such series are the subject of submitted hold orders, the applicable rate for the next dividend period will then be:

    - (i) if the applicable rate period is less than 183 days, the "AA" Composite Commercial Paper Rate, (ii) if the applicable rate period is more than 182 days but fewer than 365 days, the Treasury Bill Rate, and
       (iii) if the applicable rate period is more than 364 days, the Treasury Note Rate (the applicable rate being referred to as the "Benchmark Rate"); multiplied by

    - 1 minus the maximum marginal combined regular Federal individual and California personal income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

    If the applicable rate period is less than 183 days and the Kenny Index is less than the amount determined above for a rate period of less than 183 days, then the applicable rate for an all hold period will be the rate equal to the Kenny Index.

    The "Kenny Index" is the Kenny S&P 30 day High Grade Index or any successor index.


    The "Treasury Bill Rate" is either (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury bill with a remaining maturity closest to the length of such Rate Period, as quoted in THE WALL STREET JOURNAL on such date for the business day next preceding such date or, if the length of the Rate Period exceeds the remaining maturity of any recently auctioned Treasury Bill, the weighted average rate of the most recently auctioned Treasury Bill and Treasury Note with maturities closest to the length of the Rate Period; or (ii) in the event that any such rate is not published in THE WALL STREET JOURNAL, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the auction agent.



    The "Treasury Note Rate" on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned Treasury note with a remaining maturity closest to the length of such Rate Period, as quoted in THE WALL STREET JOURNAL on such date for the business day next preceding such date; or (ii) in the event that any such rate is not published in THE WALL STREET JOURNAL, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the auction agent.



    If all the shares of a series are subject to hold orders and the Trust has notified the auction agent of its intent to allocate to a series of AMPS any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the applicable rate for the series of AMPS for the applicable rate period will be (i) if the Taxable Yield Rate is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the amount determined pursuant to the two bullet points above, and (y) the product of the maximum marginal combined regular Federal individual and California personal income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate.


    The "Taxable Yield Rate" is the rate determined by (i) dividing the amount of Taxable Income available for distribution on each Preferred Share in the affected series by the number of days in the

Dividend Period in respect of which the Taxable Income is contemplated to be distributed, (ii) multiplying the amount determined in (i) by 365 (in the case of a Dividend Period of 7 days) or 360 (in the case of any other Dividend Period), and (iii) dividing the amount determined in (ii) by $25,000.

    The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

    Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.


    The auctions for Series T7 will normally be held every Tuesday, and each subsequent dividend period will normally begin on the following Wednesday. The auctions for Series R7 will normally be held every Thursday, and each subsequent dividend period will normally begin on the following Friday.


    If an Auction Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date.

    If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:


    - the Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Trust and its paying agent, if any, can pay the dividend;



    - the affected Dividend Period will end on the day it otherwise would have ended; and



    - the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.


    Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on AMPS, the Trust may notify the auction agent of the amount to be so included not later than the dividend payment date before the auction date. Whenever the auction agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such auction date, will be required to notify its customers who are beneficial owners and potential holders believed by it to be interested in submitting an order in the auction to be held on such auction date. In the event of such notice, the Trust will not be required to pay an Additional Dividend with respect to such dividend.

SECONDARY MARKET TRADING AND TRANSFERS OF AMPS

    The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS will not be registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

    A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

    - pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

    -  to a Broker-Dealer; or

    - to such other persons as may be permitted by the Trust; provided, however, that

    - a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

    - in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the auction agent of such transfer.

                          DESCRIPTION OF COMMON SHARES

    In addition to the AMPS, the Agreement and Declaration of Trust dated as of June 21, 2002, authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any AMPS are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on AMPS have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to AMPS would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the AMPS have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

    The Trust's common shares are traded on the American Stock Exchange under the symbol "BCL".

          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

    The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

    In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

    The 5% holder transactions subject to these special approval requirements are:

    - the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

    - the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan;

    - the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

    - the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

    To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding AMPS, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the American Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at new asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

    To liquidate the Trust, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

    For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series voting as a separate class or series, also will be required.

    The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                          REPURCHASE OF COMMON SHARES

    Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Trust to repurchase AMPS to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the AMPS at that time.

                                  TAX MATTERS
FEDERAL INCOME TAX MATTERS

    The following is a description of certain U.S. federal income tax consequences to a investor of acquiring, holding and disposing of AMPS of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

    The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Trust will be subject to any U.S. federal income tax. The Trust expects that substantially all of the dividends it distributes to its common shareholders and holders of the AMPS will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds which is exempt from regular U.S. federal income tax. Some or all of an exempt-interest dividend, however, may be subject to U.S. federal alternative minimum tax imposed on the shareholder. Different U.S. federal alternative minimum tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Trust also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income. The Trust will allocate tax-exempt interest income, long-term capital gain and other taxable income, if any, among the common shares and the AMPS in proportion to total dividends paid to each class for the year. The Trust intends to notify holders of AMPS in advance if it will allocate income to them that is not exempt from regular U.S. federal income tax. In certain circumstances, the Trust will make payments to holders of AMPS to offset the tax effects of the taxable distribution. See "Description of AMPS--Dividends and Dividend Periods--Additional Dividends." The sale or other disposition of common shares or AMPS of the Trust will normally result in capital gain or loss to shareholders. Both long-term and short-term capital gains of corporations are taxed at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains and ordinary income are taxed currently at a maximum rate of 38.6%, while long-term capital gains are generally taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and the holding period of which began after December 31, 2000).*

    Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as an undistributed capital gain) with respect to such shares. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares within a period of 61 days

-------------------
* The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates. You should consult a tax advisor concerning the tax consequences of your investment in the Trust. The foregoing discussion is subject to and qualified in its entirety by the discussion in "Tax Matters" in the Statement of Additional Information below.

beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss. This summary of tax consequences is intended for general information.

CALIFORNIA TAX MATTERS

    Under existing California income tax law, if at the close of each quarter of the Trust's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax under California law, shareholders of the Trust who are subject to the California income tax will not be subject to such tax on distributions with respect to their shares of the Trust to the extent that such distributions are attributable to such tax-exempt interest from such obligations (less expenses applicable thereto). If such distributions are received by a corporation subject to the California franchise tax, however, the distributions will be includable in its gross income for purposes of determining its California franchise tax. Corporations subject to the California corporate income tax may be subject to such taxes with respect to distributions from the Trust. Under California personal property tax law, securities owned by the Trust and any interest thereon are exempt from such personal property tax.

    Generally, any proceeds paid to the Trust under an insurance policy which represent matured interest on defaulted obligations should be exempt from California income tax if, and to the same extent that, such interest would have been exempt if paid by the issuer of such defaulted obligations. California tax laws substantially incorporate those provisions of the Code governing the treatment of regulated investment companies.

    The state tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific state tax consequences of holding and disposing of shares of the Trust, as well as the effects of federal, local and foreign tax law and any proposed tax law changes.

    Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in the Trust.

    Please refer to the Statement of Additional Information for more detailed information.

                                  UNDERWRITING

    Subject to the terms and conditions of the purchase agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of AMPS set forth opposite the name of such Underwriter.


               NUMBER OF SHARES
             --------------------
UNDERWRITER  SERIES T7  SERIES R7
-----------  ---------  ---------
Merrill
Lynch,
Pierce,
Fenner &
Smith
          Incorporated.....
UBS Warburg
LLC......
Prudential
Securities
Incorporated.....
Salomon
Smith
Barney
Inc......
             ---------  ---------
           Total.....
             =========  =========



    The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the Underwriter of customary closing certificates, opinions and other documents and the receipt by the Trust of Aaa and AAA ratings on the AMPS by Moody's and S&P, respectively, as of the time of the offering. The Underwriters are obligated to purchase all the AMPS if they purchase any shares. In the purchase agreement, the Trust, BlackRock Advisors and BlackRock Financial Management have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.



    The Underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price
less a concession not in excess of $     per share. The sales load the Trust
will pay of $     per share is equal to 1% of the initial offering price of the
AMPS. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in
the initial public offering on or before            , 2002.



    The Trust anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the execution of the Trust's portfolio transactions and that the Underwriters, or their affiliates, may act as a counterparty in connection with the interest rate transactions described above after they have ceased to be Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Trust.



    The Trust anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction."



    The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal business address of UBS Warburg LLC is 299 Park Avenue, New York, New York 10080.



    The settlement date for the purchase of the AMPS will be September 19, 2002, as agreed upon by the Underwriters, the Trust and BlackRock Advisors pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                  CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

    The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, acts as the Trust's Transfer Agent with respect to the common shares.


    Deutsche Bank Trust Company Americas, 4 Albany Street, New York, New York, 10006, a banking corporation organized under the laws of New York, is the auction agent with respect to the AMPS and acts as transfer agent, registrar, dividend disbursing agent, and redemption agent with respect to such shares.


                                 LEGAL OPINIONS


    Certain legal matters in connection with the AMPS offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Clifford Chance US LLP. Clifford
Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.


                             AVAILABLE INFORMATION

    The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Trust can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

    This prospectus does not contain all of the information in the Trust's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

    Additional information about the Trust and AMPS can be found in the Trust's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference, and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION


                                                    PAGE
                                                    ----
Use of Proceeds...................................   B-2
Investment Objective and Policies.................   B-2
Investment Policies and Techniques................   B-4
Other Investment Policies and Techniques..........  B-20
Management of the Trust...........................  B-24
Portfolio Transactions and Brokerage..............  B-31
Additional Information Concerning the Auctions For
  AMPS............................................  B-32
Description of Common Shares......................  B-34
Other Shares......................................  B-34
Repurchase of Common Shares.......................  B-34
Tax Matters.......................................  B-35
Experts...........................................  B-40
Additional Information............................  B-40
Independent Auditors' Report......................   F-1
Financial Statements..............................   F-2
APPENDIX A Statement of Preferences of Auction
  Market Preferred Shares.........................   A-1
APPENDIX B Ratings of Investments.................   B-1
APPENDIX C General Characteristics and Risks of
  Hedging Transactions............................   C-1

                                   APPENDIX A

                         TAXABLE EQUIVALENT YIELD TABLE

    The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields assuming the stated marginal Federal tax rates for 2002 listed below:

                 2002-2003 FEDERAL TAXABLE VS. TAX-FREE YIELDS

                       JOINT RETURN     FEDERAL
SINGLE RETURN            BRACKET        TAX RATE
-------------       ------------------  --------
$0 - 6,000          $0 - 12,000         10.00%
$6,001 - 27,950     $12,001 - 46,700    15.00%
$27,951 - 67,700    $46,701 - 112,850   27.00%
$67,701 - 141,250   $112,851 - 171,950  30.00%
$141,251 - 307,050  $171,951 - 307,050  35.00%
Over $307,050       Over $307,050       38.60%

                                           TAXABLE EQUIVALENT ESTIMATE CURRENT RETURN
                       JOINT RETURN     -------------------------------------------------
SINGLE RETURN            BRACKET        4.00%  4.50%  5.00%  5.50%  6.00%  6.50%   7.00%
-------------       ------------------  -----  -----  -----  -----  -----  ------  ------
$0 - 6,000          $0 - 12,000         4.44%  5.00%  5.56%  6.11%  6.67%  7.22%   7.78%
$6,001 - 27,950     $12,001 - 46,700    4.71%  5.29%  5.88%  6.47%  7.06%  7.65%   8.24%
$27,951 - 67,700    $46,701 - 112,850   5.48%  6.16%  6.85%  7.53%  8.22%  8.90%   9.59%
$67,701 - 141,250   $112,851 - 171,950  5.71%  6.43%  7.14%  7.86%  8.57%  9.29%   10.00%
$141,251 - 307,050  $171,951 - 307,050  6.15%  6.92%  7.69%  8.46%  9.23%  10.00%  10.77%
Over $307,050       Over $307,050       6.51%  7.33%  8.14%  8.96%  9.77%  10.59%  11.40%

    The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under combined Federal and California taxes, using published 2002 marginal Federal tax rates and marginal California tax rates currently available and scheduled to be in effect.

                              2002-2003 TAX YIELD
                                   CALIFORNIA

                                        FEDERAL   STATE    COMBINED
                                          TAX      TAX       TAX
SINGLE RETURN          JOINT RETURN     BRACKET  BRACKET*  BRACKET*
-------------       ------------------  -------  --------  --------
$0 - 5,748          $0 - 11,496         10.00%   1.000%    10.90%
$5,749 - 6,000      $11,497 - 12,000    10.00%   2.000%    11.80%
$6,001 - 13,625     $12,001 - 27,250    15.00%   2.000%    16.70%
$13,626 - 21,503    $27,251 - 43, 006   15.00%   4.000%    18.40%
$21,504 - 27,950    $43,007 - 46,700    15.00%   6.000%    20.10%
$27,951 - 29,850    $46,701 - 59,700    27.00%   6.000%    31.38%
$29,851 - 37,725    $59,701 - 75,450    27.00%   8.000%    32.84%
$37,726 - 67,700    $75,451 - 112,850   27.00%   9.300%    33.79%
$67,701 - 141,250   $112,851 - 171,950  30.00%   9.300%    36.51%
$141,251 - 307,050  $171,951 - 307,050  35.00%   9.300%    41.05%
Over $307,050       Over $307,050       38.60%   9.300%    44.31%

SINGLE RETURN          JOINT RETURN     4.00%  4.50%  5.00%  5.50%  6.00%   6.50%   7.00%
-------------       ------------------  -----  -----  -----  -----  ------  ------  ------
$0 - 5,748          $0 - 11,496         4.49%  5.05%  5.61%  6.17%  6.73%   7.30%   7.86%
$5,749 - 6000       $11,497 - 12,000    4.54%  5.10%  5.67%  6.24%  6.80%   7.37%   7.94%
$6,001 - 13,625     $12,001 - 27,250    4.80%  5.40%  6.00%  6.60%  7.20%   7.80%   8.40%
$13,626 - 21,503    $27,251 - 43,006    4.90%  5.51%  6.13%  6.74%  7.35%   7.97%   8.58%
$21,504 - 27,950    $43,007 - 46,700    5.01%  5.63%  6.26%  6.88%  7.51%   8.14%   8.76%
$27,951 - 29,850    $46,701 - 59,700    5.83%  6.56%  7.29%  8.02%  8.74%   9.47%   10.20%
$29,851 - 37,725    $59,701 - 75,450    5.96%  6.70%  7.44%  8.19%  8.93%   9.68%   10.42%
$37,726 - 67,700    $75,451 - 112,850   6.04%  6.80%  7.55%  8.31%  9.06%   9.82%   10.57%
$67,701 - 141,250   $112,851 - 171,950  6.30%  7.09%  7.88%  8.66%  9.45%   10.24%  11.03%
$141,251 - 307,050  $171,951 - 307,050  6.78%  7.63%  8.48%  9.33%  10.18%  11.03%  11.87%
Over $307,050       Over $307,050       7.18%  8.08%  8.98%  9.88%  10.77%  11.67%  12.57%

-------------------

  * The State tax brackets are those for 2001. The 2002 brackets will be adjusted to take into account changes in the California Consumer Price Index. These adjustments have not yet been released. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  $71,950,000


                              BLACKROCK CALIFORNIA
                           MUNICIPAL INCOME TRUST II


         AUCTION MARKET PREFERRED SHARES ("AMPS")-REGISTERED TRADEMARK-
                            1,439 SHARES, SERIES T7
                            1,439 SHARES, SERIES R7
                    LIQUIDATION PREFERENCE $25,000 PER SHARE


                                ---------------
                                   PROSPECTUS
                               ------------------


                              MERRILL LYNCH & CO.
                                  UBS WARBURG
                             PRUDENTIAL SECURITIES
                              SALOMON SMITH BARNEY



                               SEPTEMBER 13, 2002



"AMPS" IS A REGISTERED SERVICE MARK OF MERRILL LYNCH & CO., INC.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II

                      STATEMENT OF ADDITIONAL INFORMATION

    BlackRock California Municipal Income Trust II (the "Trust") is a recently organized, non-diversified, closed-end, management investment company. This Statement of Additional Information relating to AMPS does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated , 2002. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus or the Statement attached as Appendix A.

                               TABLE OF CONTENTS


                                                    PAGE
                                                    ----
Use of Proceeds...................................   B-2
Investment Objective and Policies.................   B-2
Investment Policies and Techniques................   B-4
Other Investment Policies and Techniques..........  B-20
Management of the Trust...........................  B-24
Portfolio Transactions and Brokerage..............  B-31
Additional Information Concerning the Auctions for
  AMPS............................................  B-32
Description of common Shares......................  B-34
Other Shares......................................  B-34
Repurchase of Common Shares.......................  B-34
Tax Matters.......................................  B-35
Experts...........................................  B-40
Additional Information............................  B-40
Independent Auditors' Report......................   F-1
Financial Statements..............................   F-2

APPENDIX A Statement of Preferences of Auction
  Market Preferred Shares.........................   A-1

APPENDIX B Ratings of Investments.................   B-1

APPENDIX C General Characteristics and Risks of
  Hedging Transactions............................   C-1



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED SEPTEMBER 13, 2002.

                                USE OF PROCEEDS

    Pending investment in municipal bonds that meet the Trust's investment objective and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques--Short-Term Taxable Fixed Income Securities," the income on which is subject to regular Federal income tax and California income tax and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income. AMPS therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing AMPS. The suitability of an investment in AMPS will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

INVESTMENT RESTRICTIONS

    Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and AMPS, voting together as a single class, and of the holders of a majority of the outstanding AMPS voting as a separate class:

        (1) invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;

        (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

        (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objective and policies or the entry into repurchase agreements;

        (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

        (5) purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

        (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

    When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

    For purposes of applying the limitation set forth in subparagraph
(1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its Managed Assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

    For the purpose of applying the limitation set forth in subparagraph
(1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in municipal bonds insured by any given insurer.

    Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

    As a fundamental policy, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular Federal income tax and California income tax.

    In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

        (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's Managed Assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

        (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

        (3) purchase securities of companies for the purpose of exercising control.

    The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

    In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

    The Trust intends to apply for ratings for the AMPS from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any AMPS that it intends to issue would be initially given the highest ratings by Moody's (Aaa) and/or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of AMPS by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

    The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the prospectus.

PORTFOLIO INVESTMENTS

    The Trust will invest primarily in a portfolio of investment grade municipal bonds that are exempt from regular Federal income tax and California income tax.

    Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling its portfolio securities. The Trust will be more dependent on BlackRock's research and analysis when investing in these securities.

    A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

    The Trust will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Trust's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in BlackRock's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.

    The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security and the Trust will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

    Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

    Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

    In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax-exempt securities as municipal bonds.

SHORT-TERM TAXABLE FIXED INCOME SECURITIES

    For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

        (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by
    (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

        (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

        (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

        (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

SHORT-TERM TAX-EXEMPT FIXED INCOME SECURITIES

    Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

    Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper ("municipal paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

    Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

    While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

FACTORS PERTAINING TO CALIFORNIA

    GENERAL. As described in the Prospectus, except during temporary periods, the Trust will invest substantially all of its assets in California municipal securities. The portfolio of the Trust may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities"). In addition, the specific California municipal securities in which the Trust will invest will change from time to time. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Trust and the Trust assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Trust cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Trust to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no assurance on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Trust will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

    ECONOMIC FACTORS. After several years of very strong growth, the State's financial condition started to worsen since the start of 2001, with the combination of a mild economic recession and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

    The strongest growth in a decade occurred in 1999 and 2000, but in 2001 the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade has also slowed since the start of 2001. The terrorist attacks on September 11, 2001 further weakened the economy, particularly in tourism-based areas. Although California's economy is continuing to be stronger than the national average, it is not expected to start a recovery until mid-2002. The recession, combined particularly with the decline in the stock markets since mid-2000, will result in much weaker State revenues than previously projected.

    Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summer there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of two years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.


    According to the State Controller's office, the General Fund ended the 2001-02 fiscal year on June 30, 2002 with a cash deficit before loans of $10.4 billion, which is $13.8 billion less than the cash balance of $3.4 billion at the beginning of the fiscal year. This deficit is attributed to a shortfall in personal income tax receipts and a delay in the sale of energy bonds, which would repay loans made by the General Fund. To address the deficit and to help meet the cash flow needs of the State for the early part of the 2002-03 fiscal year, the State closed its fiscal year with an additional $2.9 billion in internal borrowing (including $2.5 billion borrowed from the Special Fund for Economic Uncertainties) and $7.5 billion in external borrowing in the form of Revenue Anticipation Warrants which were issued on June 24, 2002.

    The shortfall in personal income tax receipts is largely the result of a decline in personal income related to stock options. Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, had become a larger component of personal income taxes over the last several years. For example, these two income sources contributed almost 25 percent (25%) of all General Fund tax revenue in 2000-01, a dramatic increase from their 5.6 percent (5.6%) share in 1995-96. The increasing influence that these stock market-related income sources have had on personal income tax revenues over the past few years added a significant dimension of volatility to this revenue source. These sources are projected by the State to decline to approximately 12 percent (12%) of General Fund tax revenues in the 2001-02 and 2002-03 fiscal years.



    On September 5, 2002, the Govenor of California signed the $98.9 billion 2002-03 Budget which the State Legislature approved on September 1, 2002. The Budget provides $76.6 billion in general Fund expenditures, a 0.2% decrease from 2001-02. The 2002-03 Budget, along with mid-year spending reductions in 2001-02, addresses a $23.6 billion gap between revenues and expenditures. Gap-closing reductions in the 2002-03 Budget include program reductions, borrowing against tobacco settlement funds, lons, eduction spending deferals and reductions, assumed increases in federal spending restructuring state debt and several one-time revenue enhancements and book-keeping measures.


    STATE INDEBTEDNESS. The Treasurer of the State is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

    CAPITAL FACILITIES FINANCING. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the State's General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.


    According to the State's Treasurer's Office, as of March 1, 2002, California had outstanding approximately $24.5 billion aggregate principal of general obligation bonds and approximately $6.2 billion in lease debt supported by the State General Fund. As of March 1, 2002, the State had available approximately $9.0 billion of authorized general obligation bonds which had not yet been issued. Two bond proposals for $2.8 billion were approved by voters on the March 2002 ballot.



    The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of March 1, 2002, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.



    Pursuant to legislation enacted in 1995, voter approved general obligation indebtedness may be issued either as long-term bonds, or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. Commercial paper notes are deemed issued upon authorization by the respective Finance Committees, whether or not such notes are actually issued.



    In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the Constitutional provisions which require voter approval. For purposes of this section, "lease-purchase debt" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6,218,094,641 General Fund-supported lease-purchase debt outstanding at March 1, 2002. The State Public Works Board, which is authorized to sell lease revenue bonds, had $3,076,474,000 authorized and unissued as of March 1, 2002.



    CERTAIN STATE AGENCIES AND AUTHORITIES ISSUE REVENUE OBLIGATIONS FOR WHICH THE GENERAL FUND HAS NO LIABILITY. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. As of December 31, 2001, State agencies and authorities had $29.7 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund.


    STATE FINANCES AND THE BUDGET PROCESS. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

    The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

    Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

    Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-14 education) must be approved by a two-thirds majority vote in each

House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

    Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted, revenues may be appropriated in anticipation of their receipt.

    The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.


    The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.


    LOCAL GOVERNMENTS. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,900,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 475 incorporated cities, and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.


    In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.


    Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provided a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. In the 2001-02 fiscal year, the State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties.

    The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

    STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

    Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

    Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

    The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capital personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

    The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

    PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5,
1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capital General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

    Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

    TOBACCO LITIGATION. In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). During fiscal year 2000-01, the General Fund received $383 million in settlement payments. The Budget forecasts payments to the State totaling $474 million in 2001-02, of which $72 million will go into the General Fund and the balance will be deposited in a special fund to pay certain healthcare costs.

    RECENT DEVELOPMENTS REGARDING ENERGY. In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities at the time were frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

    In January, 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (Chapters 4 and 9, First Extraordinary Session of 2001, hereafter referred to as the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").


    DWR began sells electricity to approximately 10 million retail end-use customers in California (the "Customers"). The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers are collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.


    DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by Customers and the amount of electricity furnished to the Customers by the IOUs (the "net short") until December 31, 2002. Thereafter and until the DWR revenue bonds are retired, DWR will sell electricity purchased under long-term contracts to Customers, but under current law DWR is not authorized to provide the balance of any net short required by the Customers (the "residual net short"). The Administration and the CPUC are developing plans to have the IOUs purchase the residual net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.


    The Power Supply Program was initially financed by unsecured interest-bearing loans from the General Fund of the State ("State loans") aggregating approximately $6.2 billion. Advances from the General Fund ceased in June 2001, after DWR arranged secured loans from banks and other financial institutions, producing net proceeds aggregating approximately $4.1 billion ("Interim loans"). The Power Supply Program is also funded by revenue from electricity sales to Customers; cash receipts from such revenues have aggregated approximately $3.7 billion through January 31, 2002.



    DWR is authorized by the Power Supply Act to issue up to $13.4 billion in revenue bonds. Sale of the bonds has been delayed since mid-2001 by a number of factors, including potential legal challenges.



    The terms of the Interim loans require that the DWR revenue bond proceeds be used to prepay the Interim loans before being used to repay the State loans or to pay expenses of the Power Supply Program. Unless the Interim loans are prepaid, Interim loan principal is payable in eleven quarterly installments commencing on April 30, 2002. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. DWR's current revenue requirement includes amounts sufficient to pay scheduled Interim loan debt service until a new revenue requirement can be implemented.



    DWR also plans to repay the State loans from the proceeds of sale of DWR revenue bonds. DWR's current revenue requirement does not include provision for repayment of any State loans in 2002 from power sales revenues.



    On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in U.S. Bankruptcy Court. The State has filed numerous claims as a creditor of PG&E, including but not limited to, claims for income and property taxes, regulatory fees, fines and penalties and environmental fees, fines and penalties. PG&E's proposed plan of reorganization seeks an extensive restructuring of PG&E's business and the transfer of certain of its assets, including its electric and gas transmission assets, to newly created limited liability companies on the theory that the Bankruptcy Code preempts state law. The plan states that PG&E will seek to establish conditions to PG&E's resumption of its responsibility for the power currently being provided its customers by DWR, and a ruling to prohibit it from accepting an assignment of any of DWR's long-term power purchase contracts. On February 7, 2002, the court ruled that PG&E must amend its plan to remove relief that is contrary to the State's sovereign immunity or prove that the State has waived its sovereign immunity. On March 22, 2002, PG&E appealed the bankruptcy court's decision in the U.S. District Court, Northern District of California.



    A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the IOUs and the California Independent

Systems Operator ("ISO") and the just and reasonable nature of certain of DWR's long-term power purchase contracts. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.


    Since January, 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The Administration believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.


    While the State expects that over time the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will maintain lower wholesale power prices and ultimately promote the inancial recovery of the IOUs, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be fixture disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect state revenues, or the health and comfort of its citizens.



    FISCAL YEAR 2002-03 BUDGET. On September 5, Governor Gray Davis signed the $98.9 billion 2002-03 Budget, which the Legislature had approved on September 1. The Budget was signed into law 63 days into the new fiscal year. The Budget assumes $79.2 billion in 2002-03 General Fund revenues and transfers, a 7.1 percent increase over 2001-02, and provides for a $1.035 billion reserve, which represents 1.3 percent of budgeted General Fund expenditures. The Budget, along with mid-year spending reductions in 2001-02, addresses a $23.6 billion gap between revenues and expenditures. This gap is primarily attributable to a significant decline in revenues related to stock options and capital gains income in 2001-02 and the current year.



    Gap-closing actions include:



    -  $7.5 billion in program reductions;



    - $4.5 billion from borrowing against the state's future tobacco settlement funds;



    -  $2.0 billion in loans;



    -  $1.7 billion in education spending deferrals and reductions;



    -  $2.9 billion in fund shifts, accelerations, and transfers;



    - $2.4 billion in additional revenues from the temporary suspension of the teacher tax credit and a temporary suspension of businesses' net operating loss deductions, as well as other tax changes;



    -  $1.1 billion in assumed increases in federal funding; and



    -  $1.1 billion from restructuring state debt.



    The Budget provides $76.7 billion in General Fund expenditures, a 0.2 percent decrease from 2001-02. The Governor vetoed $235 million from General Fund and special fund appropriations

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approved by the Legislature, the largest share (75.3 percent) of which comes from $177 million in spending reductions in Health and Human Service programs.


    Although the State's strong economy has produced record revenues to the State government in recent years, the State's budget faces several years of significant constraints due to weaker economic conditions, and it continues to be marked by mandated spending on education, a large prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

DURATION MANAGEMENT AND OTHER MANAGEMENT TECHNIQUES

    The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management techniques in an attempt to protect against possible changes in the market value of the Trust's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Additional Investment Management Techniques are described below. The ability of the Trust to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Trust that arise from the use of Additional Investment Management Techniques will be covered by designating liquid assets on the books and records of the Trust or offsetting transactions, the Trust and BlackRock believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the CFTC have specific margin requirements described below and are not treated as senior securities. The use of certain Additional Investment Management Techniques may give rise to taxable income and have certain other consequences. See "Tax Matters."

    INTEREST RATE TRANSACTIONS. The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

    The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, I.E., the two payment streams

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are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Trust is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Trust's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

    CALLS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Trust may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (I.E., the Trust must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Trust's obligations pursuant to such instruments.

    PUTS ON SECURITIES, INDICES AND FUTURES CONTRACTS. The Trust may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on municipal bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

    MUNICIPAL MARKET DATA RATE LOCKS. The Trust may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Trust and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Trust. The Trust will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

    Appendix D contains further information about the characteristics, risks and possible benefits of Additional Investment Management Techniques and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments;
(c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

    Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Additional Investment Management Techniques. See "Tax Matters."

SHORT SALES

    The Trust may make short sales of municipal bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

    When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

    The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to earmark similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

    If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

    The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

RESTRICTED AND ILLIQUID SECURITIES

    Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    The Trust may purchase Securities on a "when-issued" basis and may purchase or sell Securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

BORROWING

    Although it has no present intention of doing so, the Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies--Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of AMPS.

REVERSE REPURCHASE AGREEMENTS

    The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

    If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

REPURCHASE AGREEMENTS

    As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between common shares and AMPS. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

ZERO COUPON BONDS

    The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

LENDING OF SECURITIES

    The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time and (d) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock and will be considered in making decisions with respect to lending of securities, subject to review by the Trust's board of trustees.

    The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

HIGH YIELD SECURITIES

    The Trust may invest up to 20% of its Managed Assets in securities rated below investment grade such as those rated Ba or B by Moody's and BB or B by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The lowest rated security that the Trust will invest in is one rated B by either Moody's or S&P.

    Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain of these securities or could result in lower prices than those used in calculating the Trust's net asset value.

    The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

    Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

    The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. The extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

RESIDUAL INTEREST MUNICIPAL BONDS

    The Trust currently does not intend to invest in residual interest municipal bonds. Residual interest municipal bonds pay interest at rates that bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Trust's use of leverage. Should short-term interest rates rise, the combination of the Trust's investment in inverse floaters and the use of leverage likely will adversely affect the Trust's income. Although the Trust does not intend initially to invest in inverse floaters, the Trust may do so at some point in the future. The Trust will provide shareholders 30 days' written notice prior to any change in its policy of not investing in inverse floaters.

                            MANAGEMENT OF THE TRUST

INVESTMENT MANAGEMENT AGREEMENT

    Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

    The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.


    The investment management agreement and certain scheduled waivers of investment advisory fees were approved by the Trust's board of trustees at an in person meeting of the board of trustees held on July 12, 2002, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company
Act). This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.55% of the average weekly value of the Trust's Managed Assets. A related waiver letter from BlackRock Advisors provided for temporary fee waiver of 0.15% the average weekly value of the Trust's Managed Assets in each of the first five years of the Trust's operations (through July 31, 2007) and for a declining amount for an additional five years (through July 31, 2012). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Advisors, the profitability of BlackRock Advisors of its relationship with the Trust, economies of scale and comparative fees and expense ratios.


    The investment management agreement and the waivers of management fees were approved by the sole common shareholder of the Trust as of July 16, 2002. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

SUB-INVESTMENT ADVISORY AGREEMENT

    BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to: (i) prior to July 31, 2003, 38% of the monthly management fees received by BlackRock Advisors, (ii) from August 1, 2003 to July 31, 2004, 19% of the monthly management fees received by BlackRock Advisors; and (iii) after July 31, 2004, 0% of the management fees received by BlackRock Advisors; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.

    The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

    Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

    The sub-investment advisory agreement was approved by the Trust's board of trustees at an in person meeting held on July 12, 2002, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Financial Management, the profitability to BlackRock Financial Management of its relationship with the Trust, economies of scale and comparative fees and expense ratios.

TRUSTEES AND OFFICERS

    The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.


                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
                           TERM OF                                       OVERSEEN BY
NAME, ADDRESS, AGE       OFFICE AND    PRINCIPAL OCCUPATION DURING THE   TRUSTEE OR
AND POSITION(S)           LENGTH OF       PAST FIVE YEARS AND OTHER      NOMINEE FOR        OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED            AFFILIATIONS               TRUSTEE            HELD BY TRUSTEE
--------------------    -------------  -------------------------------  -------------  ------------------------------
INDEPENDENT
TRUSTEES:
Andrew F. Brimmer       3 years(1)(2)  President of Brimmer &                40        Director of CarrAmerica Realty
P.O. Box 4546                          Company, Inc., a Washington,                    Corporation and Borg-Warner
New York, NY 10163                     D.C.- based economic and                        Automotive. Formerly member of
Age: 76                                financial consulting firm. Lead                 the Board of Governors of the
Trustee                                Director and Chairman of the                    Federal Reserve System.
                                       Audit Committee of each of the                  Formerly Director of AirBorne
                                       closed-end Trusts in which                      Express, BankAmerica
                                       BlackRock Advisors Inc. acts as                 Corporation (Bank of America),
                                       investment advisor.                             Bell South Corporation,
                                                                                       College Retirement Equities
                                                                                       Fund (Trustee), Commodity
                                                                                       Exchange, Inc. (Public
                                                                                       Governor), Connecticut Mutual
                                                                                       Life Insurance Company E.I.
                                                                                       Dupont de Nemours & Company,
                                                                                       Equitable Life Assurance
                                                                                       Society of the United States,
                                                                                       Gannett Company, Mercedes-
                                                                                       Benz of North America, MNC
                                                                                       Financial Corporation
                                                                                       (American Security Bank), NMC
                                                                                       Capital Management, Navistar
                                                                                       International Corporation, PHH
                                                                                       Corp. and UAL Corporation
                                                                                       (United Airlines).

Richard E. Cavanagh     3 years(1)(2)  President and Chief Executive         40        Trustee Emeritus, Wesleyan
P.O. Box 4546                          Officer of The Conference                       University, Trustee: Drucker
New York, NY 10163                     Board, Inc., a leading global                   Foundation, Airplanes Group,
Age: 56                                business membership                             Aircraft Finance Trust (AFT)
Trustee                                organization, from                              and Education Testing Service
                                       1995-present. Former Executive                  (ETS). Director, Arch
                                       Dean of the John F. Kennedy                     Chemicals, Fremont Group and
                                       School of Government at Harvard                 The Guardian Life Insurance
                                       University from 1988-1995.                      Company of America.
                                       Acting Director, Harvard Center
                                       for Business and
                                       Government(1991-1993). Formerly
                                       Partner (principal) of
                                       McKinsey & Company, Inc.
                                       (1980-1988). Former Executive
                                       Director of Federal Cash
                                       Management, White House Office
                                       of Management and Budget
                                       (1977-1979). Co-author, THE
                                       WINNING PERFORMANCE (best
                                       selling management book
                                       published in 13 national
                                       editions).

Kent Dixon              3 years(1)(2)  Consultant/Investor. Former           40        Former Director of ISFA (the
P.O. Box 4546                          President and Chief Executive                   owner of INVEST, a national
New York, NY 10163                     Officer of Empire Federal                       securities brokerage service
Age: 65                                Savings Bank of America and                     designed for banks and thrift
Trustee                                Banc PLUS Savings Association,                  institutions).
                                       former Chairman of the Board,
                                       President and Chief Executive
                                       Officer of Northeast Savings.

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
                           TERM OF                                       OVERSEEN BY
NAME, ADDRESS, AGE       OFFICE AND    PRINCIPAL OCCUPATION DURING THE   TRUSTEE OR
AND POSITION(S)           LENGTH OF       PAST FIVE YEARS AND OTHER      NOMINEE FOR        OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED            AFFILIATIONS               TRUSTEE            HELD BY TRUSTEE
--------------------    -------------  -------------------------------  -------------  ------------------------------
Frank J. Fabozzi        3 years(1)(2)  Consultant. Editor of THE             40        Director, Guardian Mutual
P.O. Box 4546                          JOURNAL OF PORTFOLIO MANAGEMENT                 Funds Group.
New York, NY 10163                     and Adjunct Professor of
Age: 54                                Finance at the School of
Trustee                                Management at Yale University.
                                       Author and editor of several
                                       books on fixed income portfolio
                                       management. Visiting Professor
                                       of Finance and Accounting at
                                       the Sloan School of Management,
                                       Massachusetts Institute of
                                       Technology from 1986 to August
                                       1992.

James Clayburn          3 years(1)(2)  Dean Emeritus of The John E.          40        Director, Jacobs Engineering
LaForce, Jr.                           Anderson Graduate School of                     Group, Inc., Payden & Rygel
P.O. Box 4546                          Management, University of                       Investment Trust, Provident
New York, NY 10163                     California since July 1, 1993.                  Investment Counsel Funds.
Age: 73                                Acting Dean of The School of
Trustee                                Business, Hong Kong University
                                       of Science and Technology
                                       1990-1993. from 1978 to
                                       September 1993, Dean of The
                                       John E. Anderson Graduate
                                       School of Management,
                                       University of California.

Walter F. Mondale       3 years(1)(2)  Partner, Dorsey & Whitney, a          40        Director, Northwest Airlines
P.O. Box 4546                          law firm (December                              Corp., United Health Group,
New York, NY 10163                     1996-present, September                         Formerly, Director, RBC Dain
Age: 74                                1987-August 1993). Formerly                     Rauscher, Inc.
Trustee                                U.S. Ambassador to Japan
                                       (1993-1996). Formerly, Vice
                                       President of the United States,
                                       U.S. Senator and Attorney
                                       General of the State of
                                       Minnesota. 1984 Democratic
                                       Nominee for President of the
                                       United States.
INTERESTED
TRUSTEES
Robert S. Kapito                       Vice Chairman of                                Mr. Kapito currently serves as
Age: 45                                BlackRock, Inc., is Head of the                 President of the Board of
Trustee and President                  Portfolio Management Group, a                   Directors of Periwinkle
                                       member of the Management                        National Theatre, a national
                                       Committee, the Investment                       non-profit effort to help
                                       Strategy Group, the Fixed                       disadvantaged youth, and
                                       Income and Global Equity                        Chairman of the Hope &
                                       Operating Committees and the                    Heroes/Babies & Children's
                                       Equity Investment Strategy                      Cancer Fund.
                                       Group. Formerly, Vice President
                                       of the First Boston
                                       Corporation, head of its
                                       Mortgage Capital Markets Group.
                                       Currently, President and
                                       Director of each of the
                                       closed-end Trusts which
                                       BlackRock Advisors, Inc. acts
                                       as investment advisor.

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                        FUND COMPLEX
                           TERM OF                                       OVERSEEN BY
NAME, ADDRESS, AGE       OFFICE AND    PRINCIPAL OCCUPATION DURING THE   TRUSTEE OR
AND POSITION(S)           LENGTH OF       PAST FIVE YEARS AND OTHER      NOMINEE FOR        OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED            AFFILIATIONS               TRUSTEE            HELD BY TRUSTEE
--------------------    -------------  -------------------------------  -------------  ------------------------------
Ralph L. Schlosstein*   3 years        Director since 1999 and               37        Chairman and President of the
Age: 51                                President of BlackRock, Inc.                    BlackRock Provident
Chairman                               since its formation in 1998 and                 Institutional Funds. Director
                                       of BlackRock, Inc.'s                            of several of BlackRock's
                                       predecessor entities since                      alternative investment
                                       1988. Member of the Management                  vehicles. Currently, a Member
                                       Committee and Investment                        of the Visiting Board of
                                       Strategy Group of                               Overseers of the John F.
                                       BlackRock, Inc. Formerly,                       Kennedy School of Government
                                       Managing Director of Lehman                     at Harvard University, the
                                       Brothers, Inc. and Co-head of                   Financial Institutions Center
                                       its Mortgage and Savings                        Board of the Wharton School of
                                       Institutions Group. Currently,                  the University of
                                       Chairman and Director of each                   Pennsylvania, a trustee of
                                       of the closed-end Trusts in                     Trinity School in New York
                                       which BlackRock Advisors, Inc.                  City and a Trustee of New
                                       acts as investment advisor.                     Visions for Public Education
                                                                                       in New York Council. Formerly,
                                                                                       a Director of Pulte
                                                                                       Corporation and a Member of
                                                                                       Fannie Mae's Advisory.


---------------------------


(1) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:
     -- Messrs. Cavanagh and La Force, as Class I trustees, are expected to stand for re-election at the Trust's 2003 annual meeting of shareholders
     -- Messrs. Schlosstein, Fabozzi and Mondale, as Class II trustees, are expected to stand for re- election at the Trust's 2004 annual meeting of shareholders
     -- Messrs. Kapito, Brimmer and Dixon, as Class III Trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders
(2)  Each Trustee has served in such capacity since the Trust's inception.

                                            PRINCIPAL OCCUPATION DURING THE PAST
NAME AND AGE                 TITLE           FIVE YEARS AND OTHER AFFILIATIONS
------------          --------------------  ------------------------------------
OFFICERS:
Anne F. Ackerley           Secretary        Managing Director of
Age: 40                                     BlackRock, Inc. since 2000. Formerly
                                            First Vice President and Chief
                                            Operating Officer, Mergers and
                                            Acquisition Group at Merrill
                                            Lynch & Co. from 1997 to 2000; First
                                            Vice President and Chief Operating
                                            Officer, Public Finance Group at
                                            Merrill Lynch & Co. from 1995 to
                                            1997; First Vice President, Emerging
                                            Markets Fixed Income Research at
                                            Merrill Lynch & Co. prior thereto.

Henry Gabbay               Treasurer        Managing Director of
Age: 55                                     BlackRock, Inc. and its predecessor
                                            entities.

Kevin Klingert           Vice President     Managing Director of
Age: 40                                     BlackRock, Inc. and its predecessor
                                            entities.

James Kong            Assistant Treasurer   Managing Director of
Age: 41                                     BlackRock, Inc. and its predecessor
                                            entities.

Richard Shea, Esq.     Vice President/Tax   Managing Director of
Age: 42                                     BlackRock, Inc. since 2000; Chief
                                            Operating Officer and Chief
                                            Financial Officer of Anthracite
                                            Capital, Inc. since 1998. Formerly,
                                            Director of BlackRock, Inc. and its
                                            predecessor entities.

  Prior to this offering, all of the outstanding shares of the Trust were owned by BlackRock Advisors.


                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                          DOLLAR RANGE OF EQUITY    IN ALL REGISTERED INVESTMENT COMPANIES
                                            SECURITIES IN THE         OVERSEEN BY DIRECTORS IN THE FAMILY
NAME OF DIRECTOR                                 TRUST(*)                   INVESTMENT COMPANIES(*)
----------------                          ----------------------  -------------------------------------------
Andrew F. Brimmer.......................         $      0                         $1-$10,000
Richard E. Cavanagh.....................         $      0                      $50,001-$100,000
Kent Dixon..............................         $      0                        over $100,000
Frank J. Fabozzi........................         $      0                         $1-$10,000
James Clayburn La Force, Jr.............         $      0                      $50,001-$100,000
Robert S. Kapito........................         $      0                        over $100,000
Walter F. Mondale.......................         $      0                      $50,001-$100,000
Ralph L. Schlosstein....................         $      0                      $50,001-$100,000


-------------------

(*) As of December 31, 2001. The Trustees do not own shares in the Trust as it is a newly formed closed-end investment company.

    The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2001, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2002, assuming the Trust had been in existence for the full calendar year.

                                                                             TOTAL COMPENSATION FROM THE
                                                                             TRUST AND FUND COMPLEX PAID
NAME OF BOARD MEMBER                      ESTIMATED COMPENSATION FROM TRUST      TO BOARD MEMBER(1)
--------------------                      ---------------------------------  ---------------------------
Andrew F. Brimmer.......................               $2,000(2)                      $195,000(3),(4),(5)
Richard E. Cavanagh.....................               $2,000(2)                      $160,000(4)
Kent Dixon..............................               $2,000(2)                      $160,000(4)
Frank J. Fabozzi........................               $2,000(2)                      $160,000(4)
James Clayburn La Force, Jr.............               $2,000(2)                      $160,000(4)
Walter F. Mondale.......................               $2,000(2)                      $160,000(4)

-------------------

(1) Represents the total compensation earned by such person during the calendar year ended December 31, 2001 from the thirty closed-end funds advised by a the Advisor (the "Fund Complex"). One of these funds, The BlackRock 2001 Term Trust, was terminated on June 30, 2001. On February 28, 2002, one additional fund, on April 30, 2002 seven additional funds and on July 30, 2002 three additional funds were added to the Fund Complex.
(2) Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale may defer $0, $0, $0, $0, $2,000 and $1,000, respectively, pursuant to the Fund Complex's deferred compensation plan.
(3) Andrew F. Brimmer serves as "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Andrew F. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex to be allocated among the funds in the Fund Complex based on each fund's relative net assets.
(4) Of this amount, Messrs. Brimmer, Cavanagh, La Force and Mondale deferred $24,000, $24,000, $139,000 and $68,000, respectively, pursuant to the Fund
     Complex's deferred compensation plan.
(5) In 2002, it is anticipated that Dr. Brimmer's compensation will be $200,000.

    Each Independent Trustee/Director receives an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund

Complex attended by such Independent Trustee/Director. The total annual aggregate compensation for each Independent Trustee/Director is capped at $160,000 per annum, except that Dr. Brimmer receives an additional $40,000 from the Fund Complex for acting as the lead trustee/director for each board of trustees/directors in the Fund Complex. In the event that the $160,000 cap is met with respect to an Independent Trustee/Director, the amount of the Independent Trustee/Director's fee borne by each fund in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds in the Fund Complex. In addition, the attendance fees of each Independent Trustee/Director of the funds/trusts are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts held on a single day does not exceed $20,000 for any Independent Trustee/Director.

    The Board of Trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.


    The Executive Committee consists of Robert S. Kapito and Ralph L. Schlosstein and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full Board of Trustees in the intervals between meetings of the Board.


    The Audit Committee consists of Richard E. Cavanagh, Walter F. Mondale,
Dr. Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi and James Clayburn La Force, Jr. The Audit Committee acts according to the Audit Committee charter.
Dr. Andrew F. Brimmer has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Trust's independent accountants.

    The governance committee consists of Dr. Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Frank J. Fabozzi, James Clayburn La Force, Jr. and Walter
F. Mondale. The Governance committee acts in accordance with the Governance Committee charter. Dr. Andrew F. Brimmer has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the independent Trustees and performs those functions enumerated in the Governance Committee Charter including, but not limited to, making nominations for the appointment or election of independent Trustees, reviewing independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the independent Trustees.

    As the Trust is a newly organized closed-end investment company, no meetings of the above committees have been held.

    No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

CODES OF ETHICS

    The Trust, the Advisor, the Sub-Advisor and the affiliate underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Security and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Security and Exchange Commission at 1-202-942-8090. The code of ethics are available on the

EDGAR Database on the Security and Exchange Commission's web site
(http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, 1100 L Street NW, Washington, D.C. 20549-0102.

INVESTMENT ADVISOR AND SUB-ADVISOR

    BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware, 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name.

    The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 40 funds with approximately $9.9 billion in assets. BlackRock has 31 leveraged municipal closed-end funds and six open-end municipal funds under management. As of June 30, 2002, BlackRock managed approximately $17.5 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

    The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

    The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

    One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

    It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                       ADDITIONAL INFORMATION CONCERNING
                       THE AUCTIONS FOR PREFERRED SHARES

GENERAL


    SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository with respect to each series of AMPS. One certificate for all of the shares of each series will be registered in the name of Deutsche Bank Trust Company Americas, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for AMPS. Prior to the commencement of the right of holders of AMPS to elect a majority of the Trust's trustees, as described under "Description of AMPS Voting Rights" in the prospectus, Deutsche Bank Trust Company Americas will be the holder of record of each series of AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.


    DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of AMPS, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

CONCERNING THE AUCTION AGENT


    The auction agent will act as agent for the Trust in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent will have been negligent in ascertaining the pertinent facts.


    The auction agent may rely upon, as evidence of the identities of the holders of AMPS, the auction agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction--Secondary Market Trading and Transfers of AMPS" in the prospectus and notices from the Trust. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

    The auction agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent PROVIDED that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS

    The auction agent after each auction for shares of each series of AMPS will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the series of AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, AMPS will be placed by a Broker-Dealer if such shares were
(a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

    The Trust may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

    The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                          DESCRIPTION OF COMMON SHARES

    A description of common shares is contained in the prospectus. The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

                                  OTHER SHARES

    The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or AMPS, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the AMPS.

                          REPURCHASE OF COMMON SHARES

    The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

    Notwithstanding the foregoing, at any time when the Trust's AMPS are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued AMPS dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding AMPS (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

    Subject to its investment restrictions, the Trust may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

    Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or
(b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or
(f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

    The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's common shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

    In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when AMPS are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

    Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                                  TAX MATTERS

    The following is a description of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of AMPS of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

    The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code, and to satisfy conditions which will enable dividends on common shares or AMPS which are attributable to interest on tax-exempt municipal securities to be exempt from Federal income tax in the hands of its shareholders, subject to the possible application of the Federal alternative minimum tax.

    In order to qualify to be taxed as a regulated investment company, the Trust must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must among other things: (a) derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"), and (b) diversify its holdings so that, at the end of each quarter of its taxable year (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Trust's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses. In meeting these requirements of Subchapter M of the Code, the Trust may be restricted in the utilization of certain of the investment techniques described above and in the prospectus.

    As a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as an undistributed capital gains dividend in a notice to its shareholders who, if subject to Federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their Federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For Federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence. The Trust intends to distribute at least annually to its shareholders all or substantially all of its net tax exempt interest and any investment company taxable income and net capital gain.

    If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Trust. In addition, a regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of (i) 98% of its ordinary taxable income for such year, (ii) 98% of its capital gain net income (adjusted for certain ordinary losses) for a one year period generally ending October 31 of such year, and (iii) 100% of all ordinary income and capital gains for previous years that were not distributed and on which the Trust paid no federal income tax, is liable for a nondeductible 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Trust intends, to the extent possible, to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, by the close of each calendar year.

    Certain of the Trust's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Trust and affect the holding period of securities held by the Trust and the character of the gains or losses realized by the Trust. These provisions may also require the Trust to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

    The Trust intends to invest a sufficient amount of its assets in tax-exempt municipal bonds to permit payment of "exempt-interest" dividends, as defined in the Code, on its common shares and AMPS. Under the Code, if at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Trust consists of municipal bonds, the Trust will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Trust which are attributable to interest on municipal bonds and are so designated by the Trust. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the U.S. federal alternative minimum tax. Insurance proceeds received by the Trust under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be excludable from gross income under
Section 103(a) of the Code. See "Investment Policies and Techniques" above. Gains of the Trust that are attributable to accrued market discount on certain municipal obligations are treated as ordinary income. Distributions by the Trust of investment company taxable income, if any, will be taxable to its shareholders as ordinary income whether received in cash or additional shares. Distributions by the Trust of net capital gain, if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned common shares or AMPS and whether such distributions are made in cash or additional shares. The amount of taxable income allocable to the Trust's AMPS will depend upon the amount of such income realized by the Trust, but is not generally expected to be significant. Except for dividends paid on AMPS which include an allocable portion of any net capital gain or other taxable income, the Trust anticipates that all other dividends paid on its AMPS will constitute exempt-interest dividends for U.S. federal income tax purposes. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares, and after the basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). As long as the Trust qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends received deduction for corporations. The interest on private activity bonds in most instances is not tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Trust may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" includes a non-exempt person who regularly uses a part of such facility in his trade or business. "Related persons" include certain natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

    U.S. Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Trust receives income from municipal obligations subject to the U.S. federal alternative minimum tax, a portion of the dividends paid by it,

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although otherwise exempt from U.S. federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. The Trust will annually supply a report indicating the percentage of the Trust's income attributable to municipal obligations subject to the alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal obligations, and therefore all exempt-interest dividends received from the Trust, are included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the alternative minimum tax.

    Tax-exempt income, including exempt-interest dividends paid by the Trust, is taken into account in calculating the amount of Social Security and railroad retirement benefits that may be subject to federal income tax.

    The IRS requires that a regulated investment company that has two or more classes of shares designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Trust intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and other taxable income, if any, between its common shares and preferred shares, including the AMPS, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Trust reserves the right to make special allocations of income within a class, consistent with the objectives of the Trust. The Trust may, at its election, notify the Auction Agent of the amount of any net capital gain or other income taxable for federal income tax purposes to be included in any dividend on shares of its AMPS prior to the Auction establishing the Applicable Rate for such dividend. If the Trust allocates any net capital gain or other taxable income for U.S. federal income tax purposes to its AMPS without having given advance notice thereof as described above, the Trust generally will be required to make payments to owners of its AMPS to which such allocation was made in order to offset the U.S. federal income tax effect of the taxable income so allocated as described under "Description of AMPS--Additional Dividends" in the prospectus.

    If at any time when the Trust's AMPS are outstanding, the Trust fails to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Trust will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of AMPS--Dividend and Dividend Periods--Restrictions on Dividends and Other Distributions" in the prospectus. This may prevent the Trust from distributing at least an amount equal to the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income, and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company or cause the Trust to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including net capital gain), or both. Upon failure to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Trust will be required to redeem AMPS in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

    The Trust may, at its option, redeem AMPS in whole or in part, and is required to redeem AMPS to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of AMPS will be taxed as gain or loss from the sale or exchange of AMPS under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an shareholder's interest in the Trust, (c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non-corporate shareholder, is in partial liquidation of the shareholder's interest in the Trust. For purposes of (a), (b) and (c) above, the common shares owned by a holder of AMPS will be taken into account.

    The Code provides that interest on indebtedness incurred or continued to purchase or carry the Trust's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

    Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of investment company taxable income (determined without regard to the deduction for dividends paid). To the extent received or deemed received by foreign investors, exempt-interest dividends, distributions of net capital gain and gain from the sale or other disposition of AMPS generally are exempt from federal income taxation. Different tax consequences may result if the shareholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.

    Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Trust (and received by the shareholders) on December 31 of the year declared.

    The sale or other disposition of common shares or AMPS of the Trust will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and the holding period of which began after December 31, 2000).*

    However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received (or amounts credited as undistributed capital gain) with respect to such shares. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

-------------------
*The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.

    The Trust is required in certain circumstances to backup withholding on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

    The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning the U.S. federal, state, local, foreign and other income tax consequences to them of purchasing, holding and disposing of Trust shares.

                                    EXPERTS


    The Statement of Assets and Liabilities of the Trust as of July 16, 2002 and statement of operations for the period then ended appearing in this Statement of Additional Information has been audited by independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston Massachusetts 02116, provides accounting and auditing services to the Trust.


                             ADDITIONAL INFORMATION

    A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

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                                      E-1
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                          INDEPENDENT AUDITORS' REPORT



The Board of Trustees and Shareholder of
  BlackRock California Municipal Income Trust II



    We have audited the accompanying statement of assets and liabilities of BlackRock California Municipal Income Trust II (the "Trust") as of July 16, 2002 and the related statements of operations and changes in net assets for the period from June 21, 2002 (date of inception) to July 16, 2002. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.



    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



    In our opinion, such financial statements present fairly, in all material respects, the financial position of the Trust at July 16, 2002 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
Boston, Massachusetts
July 17, 2002

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 16, 2002



ASSETS:
Cash..............................................  $115,001
LIABILITIES:
Payable for organization costs....................    15,000
                                                    --------
Net Assets........................................  $100,001
                                                    ========
NET ASSETS WERE COMPRISED OF:
  Common stock at par (Note 1)....................  $      8
  Paid-in capital in excess of par................   114,993
                                                    --------
                                                     115,001
  Undistributed net investment loss...............   (15,000)
                                                    --------
Net assets, July 16, 2002.........................  $100,001
                                                    ========
NET ASSET VALUE PER SHARE:
Equivalent to 8,028 shares of common stock issued
  and outstanding, par value $0.001, unlimited
  shares authorized...............................  $  12.46
                                                    ========



                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                            STATEMENT OF OPERATIONS
       FOR THE PERIOD JUNE 21, 2002 (DATE OF INCEPTION) TO JULY 16, 2002



Investment Income.................................  $     --
Expenses
  Organization expenses...........................    15,000
                                                    --------
Net investment loss...............................  $(15,000)
                                                    ========

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                       STATEMENT OF CHANGES IN NET ASSETS
       FOR THE PERIOD JUNE 21, 2002 (DATE OF INCEPTION) TO JULY 16, 2002



INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment loss.............................  $(15,000)
                                                    --------
  Net decrease in net assets resulting from
    operations....................................   (15,000)
                                                    --------
Capital Stock Transactions
  Net proceeds from the issuance of common
    shares........................................   115,001
                                                    --------
    Total increase................................   100,001
                                                    --------
NET ASSETS
Beginning of period...............................        --
                                                    --------
End of period.....................................  $100,001
                                                    ========



                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION



    BlackRock California Municipal Income Trust II (the "Trust") was organized as a Delaware business trust on June 21, 2002, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no operations other than a sale to Blackrock Advisors, Inc. of 8,028 shares of common stock for $115,001 ($14.325 per share).



NOTE 2. AGREEMENTS



    The Trust has entered into an Investment Advisory Agreement with BlackRock Advisors, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Management Fee") at an annual rate of 0.55% of the average weekly value of the Trust's Managed Assets. BlackRock Advisors, Inc. has voluntarily agreed to waive receipt of a portion of its management fee in the amount of 0.15% of the average weekly value of the Trust's managed assets for the first five years of the Trust's operations (through July 31, 2007), and for a declining amount for an additional five years (through July 31, 2012).



NOTE 3. ORGANIZATION EXPENSES AND OFFERING COSTS



    Organization expenses of $15,000 have been expensed. Offering costs, estimated to be approximately $249,000 will be charged to paid-in capital at the time shares of beneficial interest are sold.



NOTE 4. CASH & CASH EQUIVALENTS



    The Trust considers all highly liquid debt instruments with a maturity of three months or less at time of purchase to be cash equivalents.

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                      STATEMENT OF ASSETS AND LIABILITIES
                          AUGUST 23, 2002 (UNAUDITED)



ASSETS

Investments, at value (cost $138,733,756) (Note
  1)..............................................  $138,628,194
Cash..............................................     2,724,877
Interest receivable...............................       355,380
                                                    ------------
                                                     141,708,451
                                                    ------------
LIABILITIES
Payable for investments purchased.................    35,560,492
Investment advisory fee payable (Note 2)..........        26,693
Other accrued expenses............................       244,399
                                                    ------------
                                                      35,831,584
                                                    ------------
NET ASSETS........................................  $105,876,867
                                                    ============
Net assets were comprised of:
  Common shares of beneficial interest:
    Par value (Note 4)............................  $      7,408
    Paid in capital in excess of par..............   105,905,593
                                                    ------------
                                                     105,913,001
                                                    ------------
Undistributed net investment income (Note 1)......        69,428
Net unrealized depreciation (Note 1)..............      (105,562)
                                                    ------------
Net assets, August 23, 2002.......................  $105,876,867
                                                    ============
Net asset value per common share of beneficial
  interest:
  ($105,876,867/7,408,028) common shares of
    beneficial interest issued and outstanding)...        $14.29
                                                    ============



                       See Notes to Financial Statements

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                            STATEMENT OF OPERATIONS
          FOR THE PERIOD JULY 30, 2002* TO AUGUST 23, 2002 (UNAUDITED)



NET INVESTMENT INCOME

Income
  Interest (Note 1)...............................  $ 135,841
                                                    ---------
Expenses
  Investment advisory.............................     39,894
  Organization Cost...............................     15,000
  Independent accountants.........................      8,211
  Reports to shareholders.........................      5,640
  Transfer agent..................................      1,712
  Registration....................................      1,541
  Trustees........................................      1,254
  Legal...........................................        822
  Custodian.......................................        206
  Miscellaneous...................................      3,013
                                                    ---------
    Total expenses................................     77,293
Less fees waived by Advisor (Note 2)..............    (10,880)
                                                    ---------
Net expenses......................................     66,413
                                                    ---------
Net investment income.............................     69,428
                                                    ---------

NET CHANGE IN UNREALIZED DEPRECIATION ON
  INVESTMENTS.....................................   (105,562)
                                                    ---------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................  $ (36,134)
                                                    =========


-------------------


  *  Commencement of investment operations (Note 1).

                       See Notes to Financial Statements

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)


                                                      FOR THE PERIOD
                                                      JULY 30, 2002*
                                                         THROUGH
                                                     AUGUST 23, 2002
                                                    ------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income...........................     $     69,428
  Net change in unrealized depreciation on
    investments...................................         (105,562)
                                                       ------------
    Net decrease in net assets resulting from
      operations..................................          (36,134)
                                                       ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common
    shares........................................      105,913,001
                                                       ------------
    Total increase................................      105,876,867
                                                       ------------
NET ASSETS
Beginning of period...............................               --
                                                       ------------
End of period (including undistributed net
  investment income of $69,428)...................     $105,876,867
                                                       ============


-------------------


  *  Commencement of investment operations (Note 1).

                       See Notes to Financial Statements

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)


                                                      FOR THE PERIOD
                                                     JULY 30, 2002(1)
                                                         THROUGH
                                                     AUGUST 23, 2002
                                                    ------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(2)...........       $  14.33
                                                         --------
Investment operations:
  Net investment income(3)........................           0.01
  Net realized and unrealized loss on
    investments(3)................................          (0.02)
                                                         --------
Net increase from investment operations...........          (0.01)
                                                         --------
Capital charges with respect to issuance of:
  Common shares...................................          (0.03)
                                                         --------
Net asset value, end of period(2).................       $  14.29
                                                         ========
Market value, end of period(2)....................       $  15.00
                                                         ========
TOTAL INVESTMENT RETURN(3)........................           0.00%
                                                         ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:(4)
Expenses after fee waiver.........................           0.06%
Expenses before fee waiver........................           0.07%
Net investment income after fee waiver............           0.07%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)...       $105,901
Portfolio turnover................................              0%
Net assets of common shareholders, end of period
  (000)...........................................       $105,877


-------------------


(1) Commencement of investment operations. This information includes the intial investment by BlackRock Advisors, Inc. (Note 1) Net assets value immediately after the closing of the public offering was $14.30.
(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
(3) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total invesment return does not reflect brokerage commissions. The total investment return, which is for less than a full year, is not annualized. Past performance is not a guarantee of future results.
(4)  Not Annualized.

    The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.



                       See Notes to Financial Statements

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)



NOTE 1. ORGANIZATION & ACCOUNTING POLICIES



    The BlackRock California Municipal Income Trust II (the "Trust") was organized as a Delaware business trust on June 21, 2002, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no other transactions other than when it sold 8,028 common shares for $115,001 ($14.325 per share) to BlackRock
Advisors, Inc., until investment operations commenced on July 30, 2002. The Trust's investment objectives are to provide current income exempt from regular Federal income tax and California income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in certain states, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.



    The following is a summary of significant accounting policies followed by the Trust.



SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Trust's Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.



SECURITIES TRANSACTION AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount, to interest income on securities purchased using the interest method.



FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.



DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.



ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            (UNAUDITED) (CONTINUED)



DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on July 12, 2002, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.



    Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Trustees. This has the same economic effect for the Trustees as if the Trustees had invested the deferred amounts in such other BlackRock Trusts.



    The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those Trust's selected by the Trustees in order to match its deferred compensation obligations.



NOTE 2. AGREEMENTS



    The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly owned subsidiary of BlackRock Inc., serves as sub-advisor to the Trust. BlackRock, Inc. is an indirect majority owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.



    The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilites (other than debt representing financial leverage). The Advisor has voluntarily agreed to waive receipt of a portion of the investment advisory fee or other expenses of the Trust in the amount of 0.15% of average weekly managed assets for the first 5 years of the Trust's operations, 0.10% in year 6, 0.10% in year 7, 0.05% in year 8, 0.05% in year 9 and 0.05% in year 10.



    Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor, occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.



NOTE 3. PORTFOLIO SECURITIES



    Purchases and sales of investment securities, other than short-term investments, for the period ended August 23, 2002, aggregated $81,548,756 and $0, respectively.



    The Federal income tax basis of the Trust's investments at August 23, 2002, was $138,733,756 and accordingly, net unrealized depreciation was $105,562 (gross unrealized appreciation -- $350,615 gross unrealized depreciation -- $456,177).

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            (UNAUDITED) (CONTINUED)



NOTE 4. CAPITAL



    There are an unlimited number of $.001 par value common shares of beneficial interest authorized. Of the 7,408,028 common shares outstanding at August 23, 2002, the Advisor owned 8,028 shares.



    Transactions in common shares of beneficial interest for the period July 30, 2002 (commencement of investment operations) to August 2002, were as follows:



Shares issued in connection with initial public
  offering........................................  7,408,028
                                                    ---------
Net increase in shares outstanding................  7,408,028
                                                    =========



    Offering costs of $207,000 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                            PORTFOLIO OF INVESTMENTS
                          AUGUST 23, 2002 (UNAUDITED)



             PRINCIPAL                                   OPTION CALL
  RATING*     AMOUNT                                     PROVISIONS+       VALUE
(UNAUDITED)    (000)             DESCRIPTION             (UNAUDITED)      (NOTE 1)

------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS -- 76.9%
                        Anaheim Pub. Fin. Auth. Lease Rev., Pub. Impvt. Proj.,
                          Ser. C, FSA,
AAA           $15,000   Zero Coupon, 9/01/34..........    No Opt. Call  $  2,584,500
AAA            10,000   Zero Coupon, 9/01/36..........    No Opt. Call     1,543,800
A1              4,500   California Cnty. Tobacco
                          Securitization Agcy.,
                          Tobacco Settlement Rev.,
                          Gold Country Fdg. Corp.,
                          6.00%, 6/01/38..............     06/12 @ 100     4,461,075
                        California Statewide Fin. Auth., Tobacco Settlement Rev.,
A1              5,000   6.00%, 5/01/37................     05/12 @ 100     4,886,200
A1              1,750   Ser. B, 6.00%, 5/01/43........     05/12 @ 100     1,721,440
AAA             6,000   Corona Norco Unified Sch.
                          Dist. Spl. Tax, Cmnty. Facs.
                          Dist. No. 98-1, 5.10%,
                          9/01/32, AMBAC..............     09/12 @ 100     6,029,880
                        Foothill / Eastn. Transp. Corridor Agcy., Toll Road Rev.,
                          Ser. A,
AAA            15,470   Zero Coupon, 1/01/26..........             ETM     4,429,834
AAA             4,890   Zero Coupon, 1/01/30..........             ETM     1,120,935
AAA             5,000   LA Quinta Redev. Agcy. Tax
                          Allocation, Redev. Proj.
                          Area No. 1, 5.125%, 9/01/32,
                          AMBAC.......................     09/12 @ 102     5,040,650
BB              2,500   Los Angeles Regl. Arpt. Impvt.
                          Corp. Lease Rev., Amer.
                          Airlines Inc., Ser. C,
                          7.50%, 12/01/24.............     12/12 @ 102     2,083,450
                        Oxnard Impvt. Bond Act 1915, Spec. Assmt. Dist. No. 01
                          1 Rice Avenue, (WI),
NR              2,000   5.625%, 9/02/27...............     03/03 @ 103     1,920,960
NR              2,000   5.70%, 9/02/32................     03/03 @ 103     1,922,320
AAA             4,500   Port Oakland, Ser. L, 5.00%,
                          11/01/32....................     11/12 @ 100     4,438,800
AAA             5,000   Poway Redev. Agcy. Tax
                          Allocation, Paguay Redev.
                          Proj., 5.125%, 6/15/33,
                          AMBAC.......................     12/11 @ 101     5,035,200
AAA             5,000   Sacramento City Fin. Auth.
                          Rev., Cap. Impvt., Ser. A,
                          5.00%, 12/01/32, AMBAC......     06/11 @ 100     4,993,350
                        San Diego Unified Sch. Dist., Election 1998, Ser. D, FGIC,
AAA             8,000   5.00%, 7/01/27................     07/12 @ 100     8,010,720
AAA             8,665   5.25%, 7/01/23................     07/12 @ 101     8,994,790
AAA            30,000   San Joaquin Hills Trans.
                          Corridor Agcy., Toll Road
                          Rev., Ser. A, Zero Coupon,
                          1/15/34, MBIA...............    No Opt. Call     5,350,500
                        Tustin Unified Sch. Dist. Spec. Tax Rev.,
AAA             5,000   Cmnty. Facs. Dist. 97 1 A,
                          5.00%, 9/01/38, FSA, (WI)...     09/12 @ 100     4,911,650
NR              2,000   Cmnty. Facs. Dist. 97 1 B,
                          5.60%, 9/01/29, (WI)........     09/12 @ 101     1,963,140
                                                                        ------------
                        TOTAL LONG-TERM INVESTMENTS
                          (COST $81,548,756)..........                    81,443,194
                                                                        ------------
                        SHORT-TERM INVESTMENTS** -- 54.0%
                        ALABAMA -- 4.7%
A1+             5,000   Jefferson Cnty., GO, Ser. B,
                          1.40%, 8/26/02, FRDD........             N/A     5,000,000
                                                                        ------------
                        CALIFORNIA -- 13.7%
                5,300   Los Angeles Cmnty. Redev.
                          Agcy., Mult. Fam. Hsg. Rev.,
                          Promenade Towers Proj.,
                          1.10%, 8/29/02, FRWD........             N/A     5,300,000
                                                                        ------------
                        Orange Cnty. Sanitation Dists., COP,
A1+             3,200   1.35%, 8/26/02, AMBAC, FRDD...             N/A     3,200,000
A1+             4,000   Ser. B, 1.35%, 8/26/02,
                          FRDD........................             N/A     4,000,000
Aaa             2,000   Orange Cnty. Spec. Fin. Auth.,
                          Teeter Plan Rev., Ser. D,
                          1.15%, 8/28/02, FRWD........             N/A     2,000,000
                                                                        ------------
                                                                          14,500,000
                                                                        ------------

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                            PORTFOLIO OF INVESTMENTS
                    AUGUST 23, 2002 (UNAUDITED) (CONTINUED)



             PRINCIPAL                                  OPTION CALL
RATING*      AMOUNT                                     PROVISIONS+       VALUE
(UNAUDITED)  (000)              DESCRIPTION             (UNAUDITED)     (NOTE 1)

------------------------------------------------------------------------------------
                        GEORGIA -- 2.8%
A1+           $ 3,000   Mun. Elec. Auth. Rev., Proj.
                          One, Ser. C, 1.20%, 8/28/02,
                          MBIA, FRWD..................             N/A  $  3,000,000
                                                                        ------------
                        ILLINOIS -- 1.4%
A1+             1,500   Chicago O'Hare Intl. Arpt.
                          Rev., Gen. Arpt. 2Nd Lien A,
                          Ser. A, 1.24%, 8/28/02......             N/A     1,500,000
                                                                        ------------
                        MASSACHUSETTS -- 7.9%
                        Massachusetts St. Hlth. Edl. Facs. Auth. Rev., Boston Univ.,
                          XLCA, FRWD,
VMIG1           4,200   Ser. Q-1, 1.25%, 8/29/02......             N/A     4,200,000
VMIG1           4,200   Ser. Q-2, 1.21%, 8/29/02......             N/A     4,200,000
                                                                        ------------
                                                                           8,400,000
                                                                        ------------
                        MICHIGAN -- 1.9%
A1+             2,000   Michigan St. Univ. Rev.,
                          Ser. A-2, 1.25%, 8/28/02,
                          FRWD........................             N/A     2,000,000
                                                                        ------------
                        MONTANA -- 0.9%
A1+             1,000   Forsyth, PCR, Pacificorp
                          Proj., 1.45%, 8/26/02,
                          FRDD........................             N/A     1,000,000
                                                                        ------------
                        NEW JERSEY -- 3.8%
VMIG1           4,000   New Jersey St. Edl. Facs.
                          Auth. Rev., Princeton Univ.,
                          Ser. B, 1.20%, 8/26/02,
                          FRDD........................             N/A     4,000,000
                                                                        ------------
                        NEW YORK -- 4.7%
VMIG1           5,000   Orange Cnty. Ind. Dev. Agcy.,
                          Civic Fac. Rev., Horton Med.
                          Ctr., Ser. A, 1.20%,
                          8/29/2002...................             N/A     5,000,000
                                                                        ------------
                        NORTH CAROLINA -- 2.4%
VMIG1           2,485   No. Carolina Med. Care Comn.
                          Hosp. Rev., Duke Univ. Hosp.
                          Proj., Ser. C, 1.25%,
                          9/01/02, FRWD...............             N/A     2,485,000
                                                                        ------------
                        OREGON -- 2.2%
A1+             2,300   Oregon St., GO, Ser. 73E,
                          1.20%, 8/28/02, FRWD........             N/A     2,300,000
                                                                        ------------
                        MONEY MARKET FUNDS -- 7.6%
NR              4,000   AIM Tax Free Investment
                          Company, Cash Reserve
                          Portfolio...................             N/A     4,000,000
NR              4,000   SSgA Tax Free Money Market
                          Fund........................             N/A     4,000,000
                                                                        ------------
                                                                           8,000,000
                                                                        ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST
                          $57,185,000)................................    57,185,000
                                                                        ------------
                        TOTAL INVESTMENTS -- 130.9% (COST
                          $138,733,756)...............................  $138,628,194
                        Liabilities in excess of other assets --
                        (30.9%).......................................   (32,751,327)
                                                                        ------------
                        NET ASSETS APPLICABLE TO COMMON
                        SHAREHOLDERS -- 100%..........................  $105,876,867
                                                                        ============


---------------------


  *  Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
  + Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                                   APPENDIX A

                 BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST II
                          STATEMENT OF PREFERENCES OF
                    AUCTION MARKET PREFERRED SHARES ("AMPS")

                                [TO BE INSERTED]

                                   APPENDIX C

                       GENERAL CHARACTERISTICS AND RISKS
                            OF HEDGING TRANSACTIONS

    In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Additional Investment Management Techniques. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Additional Investment Management Techniques may give rise to taxable income.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

    The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

    The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

    The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

    CHARACTERISTICS. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

    MARGIN REQUIREMENTS. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

    LIMITATIONS ON USE OF FUTURES AND OPTIONS ON FUTURES. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for BONA FIDE hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than BONA FIDE hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, I.E., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

    SEGREGATION AND COVER REQUIREMENTS. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

    Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Additional Investment Management Techniques will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)  FINANCIAL STATEMENTS

    Part A--Financial Highlights (unaudited).

    Part B--Report of Independent Accountants.

    Statement of Assets and Liabilities.

    Statement of Operations.

    Financial Statements (Unaudited)


(2)                                       EXHIBITS
                                          (a)       Agreement and Declaration of Trust.(1)
                                          (b)       By-Laws.(1)
                                          (c)       Inapplicable.
                                          (d)(1)    Statement of Preferences of Auction
                                                    Market Preferred Shares.(3)
                                          (d)(2)    Form of Specimen Stock Certificate.(3)
                                          (e)       Dividend Reinvestment Plan.(2)
                                          (f)       Inapplicable.
                                          (g)(1)    Investment Management Agreement.(2)
                                          (g)(2)    Waiver Reliance Letter.(2)
                                          (g)(3)    Sub-Investment Advisory Agreement.(2)
                                          (h)       Form of Underwriting Agreement.(3)
                                          (i)       Deferred Compensation Plan for
                                                    Independent Trustees.(2)
                                          (j)       Custodian Agreement.(2)
                                          (k)(1)    Transfer Agency Agreement.(2)
                                          (k)(2)    Auction Agency Agreement.(3)
                                          (k)(3)    Broker-Dealer Agreement.(3)
                                          (k)(4)    Form of DTC Agreement.(3)
                                          (l)       Opinion and Consent of Counsel to the
                                                    Trust.(3)
                                          (m)       Inapplicable.
                                          (n)       Consent of Independent Public
                                                    Accountants.(4)
                                          (o)       Inapplicable.
                                          (p)       Initial Subscription Agreement.(2)
                                          (q)       Inapplicable.
                                          (r)(1)    Code of Ethics of Trust.(2)
                                          (r)(2)    Code of Ethics of Advisor and
                                                    Sub-Advisor.(2)


                                    PART C-1

                                          (r)(3)    Code of Ethics of J.J.B. Hilliard, W.L.
                                                    Lyons, Inc.(2)
                                          (s)       Powers of Attorney(1)

-------------------
(1) Previously filed in the initial filing of the Trust's Registration Statement on June 24, 2002
(2) Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of the Common Shares on July 25, 2001.
(3)  To be filed by Amendment.

(4)  Filed herewith.


ITEM 25. MARKETING ARRANGEMENTS

    Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest filed herewith.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees.................................
Rating fees.......................................
Printing (other than certificates)................
Accounting fees and expenses......................
Legal fees and expenses...........................
Miscellaneous.....................................
    Total.........................................

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

    None.

ITEM 28. NUMBER OF HOLDERS OF SHARES

    As of July 16, 2002

                                                      NUMBER OF
TITLE OF CLASS                                      RECORD HOLDERS
--------------                                      --------------
Common Shares of Beneficial Interest..............         1
AMPS..............................................         0

ITEM 29. INDEMNIFICATION

    Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

    5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the

                                    PART C-2

Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this
Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

    5.2 MANDATORY INDEMNIFICATION. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of
(i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses
(i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

    (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or
(2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

    (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to

                                    PART C-3
have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking,
(ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

    (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

    (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

    5.3 NO BOND REQUIRED OF TRUSTEES. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

    5.4 NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, ETC. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust made or issued by the Trustees or by any officers, employees or agents of the Trust in their capacity as such, shall contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees or agents of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to this Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

    5.5 RELIANCE ON EXPERTS, ETC. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                    PART C-4

    5.6 INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder shall be held personally liable solely by reason of its being or having been a Shareholder and not because of its acts or omissions or for some other reason, the Shareholder or former Shareholder (or its heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Trust to be held harmless from and indemnified to the maximum extent permitted by law against all loss and expense arising from such liability. The Trust shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.

    Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article of the underwriting agreement to be attached as Exhibit (h).

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    Not Applicable

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent and Dividend Disbursing Agent.

ITEM 32. MANAGEMENT SERVICES

    Not Applicable

ITEM 33. UNDERTAKINGS

    (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2)  Not applicable

    (3)  Not applicable

    (4)  Not applicable

                                    PART C-5

    (5)(a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

      (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

    (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                    PART C-6

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the day of September, 2002.



                                                                    /s/ ROBERT S. KAPITO
                                                      ------------------------------------------------
                                                                      Robert S. Kapito
                                                                         PRESIDENT



    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 13th day of September, 2002.



                        NAME                                      TITLE
                        ----                                      -----
                /s/ ROBERT S. KAPITO
     -------------------------------------------       Trustee, President, and
                  Robert S. Kapito                       Chief Executive Officer
                          *
     -------------------------------------------       Treasurer and Principal
                    Henry Gabbay                         Financial Officer
                          *
     -------------------------------------------       Trustee
                  Andrew F. Brimmer
                          *
     -------------------------------------------       Trustee
                 Richard E. Cavanagh
                          *
     -------------------------------------------       Trustee
                     Kent Dixon
                          *
     -------------------------------------------       Trustee
                  Frank J. Fabozzi
                          *
     -------------------------------------------       Trustee
            James Clayburn La Force, Jr.
                          *
     -------------------------------------------       Trustee
                  Walter F. Mondale
              /s/ RALPH L. SCHLOSSTEIN
     -------------------------------------------       Trustee
                Ralph L. Schlosstein



*By:                /s/ RALPH L. SCHLOSSTEIN
             --------------------------------------
                      Ralph L. Schlosstein
                        ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS



(n) Consent of Independent Public Accountants